UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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Travelzoo
(Name of Registrant as Specified in Its Charter)
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TRAVELZOO

Travelzoo
590 Madison Avenue, 35th Floor
New York, NY 10022

April 16, 2020

Dear Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders of Travelzoo on May 29, 2020. We will hold the meeting at 800 W. El Camino Real, Suite 275, Mountain View, CA 94040, U.S.A., at 10:00 a.m. local time. Please note, in light of the evolving public health and safety considerations posed by the coronavirus or COVID-19, the Annual Meeting of Stockholders of Travelzoo may be changed to a virtual or hybrid meeting. If such a change is necessary, we will notify you as soon as possible, and in any event, no later than May 19, 2020.
In connection with the meeting, we enclose a notice of the meeting, a proxy statement and a proxy card. In case the meeting is changed to a virtual or hybrid meeting, please retain the control number set forth on the proxy card so that we can verify your identity when accessing the meeting virtually. Detailed information relating to Travelzoo’s activities and operating performance is contained in our 2019 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 20, 2020, which is also enclosed. We encourage you to read the Form 10-K.
Stockholders of record as of April 1, 2020 may vote at the Annual Meeting. This proxy statement or notice thereof is first being mailed or furnished to stockholders on or about April 16, 2020.
Your vote is important. Whether or not you plan to attend the Annual Meeting of Stockholders, please vote your shares via mail with the enclosed proxy card. Please note that you can attend the meeting and vote in person, even if you have previously voted by proxy. If you plan to attend the meeting in person, please provide advance notice to Travelzoo by checking the box on your proxy card. In addition, you may provide notice to Travelzoo that you plan to attend in person by delivering written notice to Travelzoo’s Corporate Secretary at 590 Madison Avenue, 35th Floor, New York, NY 10022.
If you hold your shares in street name through a bank, broker, or other nominee, please bring identification and proof of ownership, such as an account statement or letter from your bank or broker, for admittance to the meeting. An admission list containing the names of all of those planning to attend will be placed at the registration desk at the entrance to the meeting. You must check in to be admitted.
Travelzoo will make available an alphabetical list of stockholders entitled to vote at the meeting for examination by any stockholder during ordinary business hours at Travelzoo’s office, located at 800 W. El Camino Real, Suite 275, Mountain View, CA 94040, U.S.A., for ten days prior to the meeting. A stockholder may examine the list for any legally valid purpose related to the meeting.
On behalf of the entire Board of Directors, we look forward to seeing you at the meeting.

Sincerely,

RALPH BARTEL
Chairman of the Board

TRAVELZOO
590 Madison Avenue
35th Floor
New York, NY 10022
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 29, 2020

To the Stockholders of Travelzoo:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Travelzoo, a Delaware corporation, will be held on Tuesday, May 29, 2020, at 10:00 a.m., local time, at 800 W. El Camino Real, Suite 275, Mountain View, CA 94040, U.S.A., for the following purposes:

•
To elect five members of the Company's Board of Directors (the "Board"), each to serve until the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal ("Proposal 1");

•	To vote to approve option grant to Chairman ("Proposal 2");

•	To vote to approve option grants to key employees ("Proposal 3");

•	To vote to approve option grant increases and repricing ("Proposal 4");

•	To vote, on non-binding advisory basis, to approve executive compensation ("Proposal 5");

•	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Only stockholders of record at 5:00 p.m. Eastern Time on April 1, 2020 may vote at the Annual Meeting. Your vote is important. Whether you plan to attend the Annual Meeting or not, please cast your vote by completing, dating and signing the enclosed proxy card and returning it via mail to the address indicated. If you attend the meeting and prefer to vote in person, you may do so even if you have previously voted by proxy.
Please note, in light of the evolving public health and safety considerations posed by the coronavirus or COVID-19, the Annual Meeting of Stockholders of Travelzoo may be changed to a virtual or hybrid meeting. If such a change is necessary, we will notify you as soon as possible, and in any event, no later than May 19, 2020. Please retain the control number set forth on your proxy card so that we can verify your identity if the meeting is virtual.

By Order of the Board of Directors,

TRAVELZOO

CHRISTINA SINDONI CIOCCA
Corporate Secretary

PROXY STATEMENT
FOR TRAVELZOO
2020 ANNUAL MEETING OF STOCKHOLDERS
INFORMATION ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?
Travelzoo’s Board of Directors is soliciting proxies to be voted at the 2020 Annual Meeting of Stockholders. This proxy statement includes information about the issues to be voted upon at the meeting.
Only stockholders of record of our common stock, par value $0.01 per share (the "Common Stock"), as of 5:00 p.m. Eastern Time on April 1, 2020 (the "record date") will be entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 11,310,431 shares of our Common Stock issued and outstanding.
Where and when is the Annual Meeting?
The Annual Meeting of Stockholders will take place on May 29, 2020 at 800 W. El Camino Real, Suite 275, Mountain View, CA 94040, U.S.A. The meeting will begin at 10:00 a.m. local time.
Please note, in light of the evolving public health and safety considerations posed by the coronavirus or COVID-19, the Annual Meeting of Stockholders of Travelzoo may be changed to a virtual or hybrid meeting. If such a change is necessary, we will notify you as soon as possible, and in any event, no later than May 19, 2020.
What am I voting on?
Stockholders will vote on five items:

•
A proposal to elect five members of the Company's Board, each to serve until the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal ("Proposal 1");

•	A proposal to approve option grant to Chairman ("Proposal 2");

•	A proposal to approve option grants to key employees ("Proposal 3");

•	A proposal to approve option grants increases and repricing ("Proposal 4");

•	A proposal on non-binding advisory basis to approve executive compensation ("Proposal 5"); and

•	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
How does the Board recommend that you vote on the proposals?
The Board recommends that you vote your shares "FOR" Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5.
How many votes do I have?

•	Shares held directly in your name as the “stockholder of record” and

•	Shares held for you as the beneficial owner through a broker, bank, or other nominee in “street name.”
If I am a stockholder of record, how can I vote my shares?
Stockholders can vote by proxy or in person, however, granting a proxy does not in any way affect your right to attend the Annual Meeting and vote in person.

How do I vote by proxy?
If you are a stockholder of record, you may vote your proxy by mail. If you receive a paper copy of the proxy statement, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided. If you receive the proxy statement via e-mail, please print the attached proxy card, date and sign it, and return it via mail to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York, NY 11717, U.S.A.
If you vote by proxy, the persons named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director or any other proposals properly brought before the Annual Meeting. If you sign your proxy card and do not indicate specific choices, your shares will be voted "FOR" the election of all nominees for director and "FOR" Proposal 2, Proposal 3, Proposal 4 and Proposal 5. If any other matter is properly brought before the meeting, your proxies will vote in accordance with their discretion. At the time of submitting this proxy statement for printing, we knew of no matter that will be acted on at the Annual Meeting other than those discussed in this proxy statement.
If you wish to give a proxy to someone other than the persons named on the enclosed proxy card, you may strike out the names appearing on the card and write in the name of any other person, sign the proxy, and deliver it to the person whose name has been substituted.
May I revoke my proxy?
If you give a proxy, you may revoke it in any one of three ways:

•	Submit a valid, later-dated proxy before the Annual Meeting,
•
Notify our Corporate Secretary in writing at Travelzoo, Attention: Corporate Secretary, 590 Madison Avenue, 35th Floor, New York, NY 10022, before the Annual Meeting that you have revoked your proxy, or

•	Vote in person at the Annual Meeting.
How do I vote in person?
If you are a stockholder of record, you may cast your vote in person at the Annual Meeting.
If I hold shares in street name, how can I vote my shares?
You can submit voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet or by mail. Please refer to the voting instruction card included in the materials provided by your broker or nominee.
What vote is required to approve each proposal?
Each share of our Common Stock is entitled to one vote with respect to each matter on which it is entitled to vote. Pursuant to our bylaws, our directors are elected by a plurality of the votes cast, which means that the nominees who receive the greatest number of votes will be elected. The affirmative vote of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote on the proposal will be considered as the approval of Proposal 2, the approval of Proposal 3, the approval of Proposal 4 and, by a non-binding advisory vote, the approval of Proposal 5.
In order to have a valid stockholder vote, a stockholder quorum must exist at the Annual Meeting. A quorum will exist when stockholders holding a majority of the outstanding shares of Common Stock are present at the meeting, either in person or by proxy.
Azzurro Capital Inc.(“Azzurro”), whose beneficial owner is Mr. Ralph Bartel, the Chairman of our Board, holds an aggregate of 4,468,125 shares of our Common Stock, representing approximately 39.5% the outstanding shares, as of April 1, 2020. Azzurro also holds a proxy given to it by Holger Bartel that provides it with a total of 39.9% of the voting power as of April 1, 2020.
All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies. As noted above, if no voting instructions are indicated, proxies will be voted as recommended by our Board on all matters, and in the discretion of the proxy holder on any other matters that properly come before the Annual Meeting.

What is a broker non-vote and how are broker non-votes and abstentions counted?
A broker "non-vote" occurs when a nominee holding shares of Common Stock for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Brokers that have not received voting instructions from their clients cannot vote on their clients' behalf on "non-routine" proposals. The vote on Proposals 1, 2, 3, 4 and 5 are considered "non-routine". Broker non-votes will not have any effect with respect to Proposals 1, 2, 3, 4 and 5, as shares that constitute broker non-votes are not considered entitled to vote but will be counted for the purposes of obtaining a quorum for the Annual Meeting.
Abstentions are counted as "shares present" at the Annual Meeting for purposes of determining the presence of a quorum and with respect to any matters being voted upon at the Annual Meeting. Abstentions will have no effect on the outcome of the election of directors, but with respect to any other proposal an abstention will have the same effect as a vote against such proposal.
Where can I find the voting results of the meeting?
We intend to announce preliminary voting results at the Annual Meeting. We will publish the final results in a report on Form 8-K, which we intend to file within four business days following the Annual Meeting. You can obtain a copy of the Form 8-K by logging on to Travelzoo's investor relations website at www.travelzoo.com/ir, by calling the U.S. Securities and Exchange Commission ("SEC") at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. Information on our website does not constitute part of this proxy statement.

PROPOSAL 1—ELECTION OF DIRECTORS
Under Travelzoo's bylaws, the number of directors of Travelzoo is fixed, and may be increased or decreased from time to time, by resolution of the Board of Directors. Each director holds office for a term of one year, until the annual meeting of stockholders next succeeding the director's election and until a successor is elected and qualified or until the earlier resignation or removal of the director. The following individuals have been nominated for election to our Board of Directors, each to serve until the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal.
Following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.
Nominees for a One-Year Term That Will Expire in 2021:
The ages, principal occupations, directorships held and other information as of April 1, 2020, with respect to our nominees are described below.

Name	Age	Position
Ralph Bartel, Ph.D., Ph.D.	54	Chairman of the Board
Christina Sindoni Ciocca	32	General Counsel
Carrie Liqun Liu (1) (3)	38	Director
Mary Reilly (1) (2) (3) (4)	66	Director
Beatrice Tarka (1) (2) (4)	48	Director

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Disclosure Committee

(4)	Member of the Nominating and Corporate Governance Committee

Each of the director nominees listed above is currently a director of Travelzoo and was previously elected by the shareholders. Mr. Ralph Bartel, Ms. Carrie Liqun Liu, Ms. Mary Reilly, Ms. Beatrice Tarka and Ms. Christina Sindoni Ciocca were elected directors of Travelzoo at the Company's Annual Meeting of Stockholders held on May 14, 2019. Our Board of Directors has determined that each of Ms. Liu, Ms. Reilly and Ms. Tarka meet the independence requirements of the listing standards of the NASDAQ Stock Market (the "NASDAQ"). The Board of Directors determined that Mr. Ralph Bartel is not independent under the rules of NASDAQ because he is a beneficial owner of Azzurro Capital Inc., which holds approximately 39.5% of our outstanding Common Stock as of April 1, 2020. Azzurro also holds a proxy given to it by Holger Bartel that provides it with a total of 39.9% of the voting power as of April 1, 2020. The Board of Directors determined that Ms. Christina Sindoni Ciocca is not independent under the rules of NASDAQ because she is an employee of the Company.
Ralph Bartel, Ph.D., Ph.D., founded Travelzoo in May 1998 and has been a member of the Board of Directors since then. He has been the Chairman of the Board of Directors since May 2017. From May 1998 to September 2008, he was the Chairman of the Board of Directors and the Chief Executive Officer. From October 2008 to June 2010, he was the Chairman of the Board of Directors. Ralph Bartel is a professionally trained journalist who holds a Ph.D. in Communications from the University of Mainz, Germany, a master's degree in journalism from the University of Eichstaett, Germany, and a Ph.D. in Economics and an MBA in finance and accounting from the University of St. Gallen, Switzerland. He is the brother of Holger Bartel.
Areas of Ralph Bartel's relevant experience include media, journalism, Internet, finance and start-up experience.
Christina Sindoni Ciocca, has been General Counsel for Travelzoo since June 2019 and previously served as Counsel for Travelzoo since April 2018. Prior to joining Travelzoo, Ms. Ciocca was an attorney at Sidley Austin LLP, practicing in mergers & acquisitions in both Chicago, IL and New York, NY, from September 2014 to March 2018. Ms. Ciocca earned her juris doctor degree from the Law School of the University of Notre Dame and a Bachelor of Science in Economics degree from the Wharton School of the University of Pennsylvania, with concentrations in marketing and operations & information management. Prior to law school, Ms. Ciocca worked for two years in digital marketing, including American Express.

Areas of Ms. Ciocca’s relevant experience include corporate governance, business law, mergers & acquisitions and marketing.
Carrie Liqun Liu, is the Vice General Manager of Beijing Science & Technology Innovation Fund from 2019. Before that she was the General Manager of the Private Equity Business at Tianhong, a prominent fund management company in China. From July 2011 to May 2017, Ms. Liu was the Executive Director of Fosun China Momentum Fund. From May 2009 to July 2011, she was a senior investment professional at Henderson Equity Partners. From 2015 to 2016, she was a member of the board of directors and audit committee of Tom Tailor Holding AG, and also a member of the board of directors of Cirque du Soleil, an entertainment company. Ms. Liu holds a bachelor’s degree in finance and master’s degree in law from Tsinghua University in Beijing, China.
 Areas of Ms. Liu’s relevant experience include Asian markets, investments, finance and global strategy.
Mary Reilly, has been a member of Travelzoo's Board of Directors since September 2013. From 2002 to 2013, she was a Partner of Deloitte LLP, an international accounting and consulting firm. At Deloitte she worked with organizations in a wide range of industries including recruitment, retail, media, business services, manufacturing, professional services, and charity. She has been a member of the board of directors of Mitie plc since 2017, and of Essentra plc since 2017. From 2015 to 2019, she was the member of the board of directors and the chair of the audit committee for Ferrexpo plc. From 2013 to 2018, she was the chair of the audit and risk committee for the Department of Transport Board in the United Kingdom. From 2017 to 2018, she was a member of the board of directors and the chair of the audit and risk committee for Crown Agents Ltd. From 2016 to 2017, she was a member of the board of directors and of the audit committee for Cape plc. Ms. Reilly holds a bachelor's degree in history from the University College London. She completed a postgraduate course at London Business School. She is a Qualified Chartered Accountant in the UK.
Areas of Ms. Reilly's relevant experience include accounting, finance, international management and non-executive directorships.
Beatrice Tarka, has been a member of Travelzoo's Board of Directors since August 2015. She has been the founder and Chief Executive Officer of Mobissimo since September 2000. Mobissimo is an online travel search engine which allows users to compare prices of airline tickets, hotel rooms, and car rentals. From 1996 to 2000, she was Chief Executive Officer of Axall Media, a game and entertainment software developer and publisher. Ms. Tarka holds a master's degree in business administration from Boston University and a bachelor's degree in international affairs from the American University in Paris, France.
Areas of Ms. Tarka’s relevant experience include entrepreneurship, strategic partnerships, international business and innovative online product development.
Required Vote
Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee's achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee's achievement of a plurality. Thus, abstentions and broker non-votes will have no effect on the election of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.
Board of Directors' Recommendation
The Board of Directors believes that each director nominee possesses the qualities and experience a member of Travelzoo's Board should possess. The Board of Directors seeks out, and the Board of Directors is comprised of, individuals whose background and experience complement those of other Board members.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE FIVE DIRECTOR NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Board Meetings and Committees

The Board of Directors has appointed an Audit Committee, a Compensation Committee, a Disclosure Committee and a Nominating and Corporate Governance Committee. Below is a table indicating the membership of each of the Audit Committee, Compensation Committee, and Disclosure Committee and how many times the Board of Directors and each such committee met in fiscal year 2019. Each board member attended at least 75 percent of the total number of meetings of the Board of Directors and of the committees on which he or she served.

Name	Board	Audit	Compensation	Disclosure	Nominating and Corporate Governance
Mr. Ralph Bartel	Chair
Ms. Christina Sindoni Ciocca	Member
Ms. Carrie Liqun Liu	Member	Member		Member
Ms. Mary Reilly	Member	Chair	Chair	Chair	Chair
Ms. Beatrice Tarka	Member	Member	Member		Member
Number of 2019 Meetings	4	4	2	4	1
The Company does not require that directors attend the Annual Meeting.
Audit Committee
The Audit Committee is appointed by the Board to discharge the Board’s responsibilities with respect to (i) the Company’s accounting and financial reporting processes; (ii) audits of the financial statements of the Company; and (iii) the qualifications, independence and performance of the Company’s independent auditors. A complete description of the Audit Committee's responsibilities is set forth in its written charter. A copy of the Amended and Restated Audit Committee Charter, which was adopted by the Board on March 22, 2019, can be found in Appendix A of our 2019 proxy statement. The Audit Committee is responsible for appointing the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee is composed solely of independent directors as defined in the listing standards of the NASDAQ Stock Market, the SEC, the Sarbanes-Oxley Act of 2002 and any successor rules or regulations. The Board has determined that Ms. Mary Reilly qualifies as an audit committee financial expert within the meaning of SEC regulations.
Compensation Committee
The Compensation Committee is appointed by the Board to discharge the Board’s responsibilities with respect to the evaluation, approval and administration of the Company’s compensation and incentive plans, policies and programs for executive officers and directors of the Company. A complete description of the Compensation Committee’s responsibilities is set forth in its written charter. A copy of the Compensation Committee Charter, which was adopted by the Board on March 22, 2019, can be found in Appendix A of our 2019 proxy statement.
Disclosure Committee
The Disclosure Committee's primary responsibilities are (i) to design, establish and evaluate controls and other procedures that are designed to ensure the accuracy and timely disclosure of information to the SEC and investment community and (ii) to review and supervise preparation of SEC filings, press releases and other broadly disseminated correspondence.
Nominating and Corporate Governance Committee
The Nominating Committee assists the Board in identifying qualified individuals to become directors, makes recommendations to the Board concerning the size, structure and composition of the Board and its committees, monitors the process to assess the Board’s effectiveness and is primarily responsible for oversight of corporate governance. In evaluating potential nominees to the Board, the Nominating Committee considers, among other things, independence, character, ability to exercise sound judgment, age, demonstrated leadership, skills, including financial literacy, and experience in the context of the needs of the Board. The Nominating Committee considers candidates proposed by shareholders and evaluates them using the same criteria as for other candidates. The Nominating Committee recommended to the full Board each of the current nominees for election to the Board.

The Board's Role in Risk Oversight
The full Board oversees enterprise risk as part of its role in reviewing and overseeing the implementation of the Company's strategic plans and objectives. The risk oversight function is administered both in full Board discussions and in individual committees that are tasked by the Board with oversight of specific risks. On a regular basis, the Board and its committees receive information and reports from management on the status of the Company and the risks associated with the Company's strategy and business plans. In addition, the Audit Committee reviews the Company's risk assessment and risk management policies and procedures at least annually, including steps taken to monitor and control such exposures. The Board believes the continuity of Board membership and the independent directors constituting a majority of the Board encourage open discussion and assessment of the Company's ability to manage its risks.
Code of Ethics
We have adopted a Code of Ethics that applies to our executive officers, including, but not limited to,our Global Chief Executive Officer, our Chief Accounting Officer, and our Chief Technology Officer. This Code of Ethics is posted on our website located at corporate.travelzoo.com/governance. A copy of the Code of Ethics is also available in print to stockholders and interested parties without charge upon written request delivered to our Corporate Secretary at Travelzoo, 590 Madison Avenue, 35th Floor, New York, NY 10022.
Communications with Directors
The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at Travelzoo, 590 Madison Avenue, 35th Floor, New York, NY 10022.
All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the correspondence is addressed.
Director Compensation
Directors of the Company or its subsidiaries are entitled to receive certain retainers and fees. In 2019, there were no adjustments to the director compensation policy. The retainers and meeting fees are as follows:

Description	Fee Earned ($)
Annual retainer for each Board member	50,000
Annual retainer for Audit Committee Chair	30,000
Fee for attendance of a Board meeting	1,680
Fee for attendance of an Audit Committee meeting	2,800
Fee for attendance of a Disclosure Committee meeting	1,680
Fee for attendance of a Compensation Committee meeting	2,800
Members of the Board of Directors may receive fees for additional meetings and committee work.
We reimburse directors for out-of-pocket expenses incurred in connection with attending meetings.
Mr. Ralph Bartel and Ms. Christina Sindoni Ciocca chose not to receive any director compensation. The following table shows compensation information for Travelzoo’s directors for the fiscal year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Mr. Ralph Bartel	—	—
Ms. Christina Sindoni Ciocca	—	—
Ms. Carrie Liqun Liu	70,160	70,160
Ms. Mary Reilly	107,440	107,440
Ms. Beatrice Tarka	67,920	67,920

Certain Relationships and Related Party Transactions
The Company maintains policies and procedures to ensure that our directors, executive officers and employees avoid conflicts of interest. Our executive officers, including our Global Chief Executive Officer, Chief Accounting Officer, and Chief Technology Officer are subject to our Code of Ethics and each signs the policy to ensure compliance. Our Code of Ethics requires our leadership to act with honesty and integrity, and to fully disclose to the Audit Committee any material transaction that reasonably could be expected to give rise to an actual or apparent conflict of interest. The Code of Ethics requires that our leadership obtain the prior written approval of the Audit Committee before proceeding with or engaging in any conflict of interest. Moreover, employees are required to read and comply with our Guide to Business Conduct, which is a communication to all employees that ensures they are aware of their responsibility to avoid any conflicts of interest or potential conflicts of interest and to make appropriate disclosures to their manager or other personnel.
Our General Counsel and/or Chief Accounting Officer review(s) all material related party transactions. When a potential related party transaction is identified, the General Counsel and/or the Chief Accounting Officer will evaluate the transaction and determine whether the transaction requires the review and approval by the Audit Committee or a special committee of the Board consisting of independent directors (“Special Committee”). The Audit Committee charter states that the Audit Committee has the duty and responsibility to review and approve in advance, to the extent possible, any proposed related party transactions and potential conflict of interest situations involving a director or director nominee of the Company, an executive officer of the Company, any person or entity known by the Company to be a beneficial owner of more than 5% of the Company’s Common Stock, or any person known by the Company to be an immediate family member of any of the foregoing; provided, that the Audit Committee shall have the authority to ratify certain related party transactions if approval of such transactions in advance is not practicable or possible, in the sole discretion of the Committee. A copy of the written charter can be found in Appendix A to this proxy statement. Upon submission to the Audit Committee or a Special Committee, such committee will consider relevant facts and circumstances surrounding each related party transaction and any matters the committee deems appropriate. If the Audit Committee or a Special Committee determines that any such related party transaction creates a conflict of interest situation or would require disclosure under Item 404 of Regulation S-K, as promulgated by the SEC, the transaction must be approved by the committee prior to the Company entering into such transaction or ratified thereafter. Transactions or relationships previously approved by the Audit Committee or a Special Committee in existence prior to the formation of the committee do not require approval or ratification.
Ralph Bartel, who founded Travelzoo and who is a director of the Company, is the sole beneficiary of the Ralph Bartel 2005 Trust, which is the controlling shareholder of Azzurro Capital Inc. (“Azzurro”). As of April 1, 2020, Azzurro is the Company's largest stockholder, holding approximately 39.5% of the Company's outstanding shares. Azzurro also holds a proxy given to it by Holger Bartel that provides it with a total of 39.9% of the voting power as of April 1, 2020.
Family Relationships
Ralph Bartel, Chairman of the Board of Directors and Holger Bartel, Global Chief Executive Officer, are brothers. Except for Holger Bartel and Ralph Bartel, there are no familial relationships among any of our officers and directors.

Involvement in Certain Legal Proceedings
To our knowledge, during the last ten years, none of our directors and executive officers have: (i) had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses; (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; (iv) been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; or (v) been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table sets forth certain information with respect to the executive officers of Travelzoo as of April 1, 2020.

Name	Age	Position
Holger Bartel, Ph.D.	53	Global Chief Executive Officer
Michael Peterson	62	Chief Technology Officer
Lisa Su	44	Chief Accounting Officer
Holger Bartel, Ph.D., has been Travelzoo's Global Chief Executive Officer since January 2016. From July 2010 to May 2017, he was the Chairman of the Board of Directors. From October 2011 to October 2013, he was the Head of Strategy. From October 2008 to June 2010, he was Travelzoo's Chief Executive Officer. From September 1999 to November 2007, he was Executive Vice President. From 1995 to 1998, he was Engagement Manager at McKinsey & Company, a global management consulting firm. From 1992 to 1994, he was a research fellow at Harvard Business School. Holger Bartel holds a Ph.D. in Economics and an MBA in finance and accounting from the University of St. Gallen, Switzerland. He is the brother of Ralph Bartel.
Michael Peterson, has been Travelzoo’s Chief Technology Officer since June 2018. On March 30, 2020, Michael Peterson resigned from his position as Chief Technology Officer of Travelzoo effective April 10, 2020 for personal reasons, and not as the result of any disagreement with the Board or with the Company's management. From 2016 to 2018, Mr. Peterson served as Advisory Research and Development Lead to Neustar, Advisory Chief Technology Officer at Parkar Consulting & Lab and Advisory Chief Data Strategist at xSCION. From 2005 to 2016, he served as Vice President of Platforms and the technology executive under the Chief Technology Officer of Neustar. Prior to that, he served in various technical roles. Mr. Peterson attended Appalachian State University.
Lisa Su, the Company's Chief Accounting Officer, has been with Travelzoo since May 2011 and previously served as the Company's Vice President and Controller. Prior to May 2011, Ms. Su was the Controller of YuMe from June 2009. Prior to June 2009, Ms. Su was Controller of Travelzoo and prior to this role she performed various other accounting roles at Travelzoo since she started at Travelzoo in October 2000. Ms. Su holds an MBA in finance from California State University, East Bay and a bachelor's degree in economics-accounting from Claremont McKenna College.

PROPOSAL 2—APPROVAL OF OPTION GRANT TO CHAIRMAN

Option Agreement with the Chairman of the Board

On March 30, 2020, upon the unanimous approval of the independent directors of the Board, Travelzoo entered into a Nonqualified Stock Option Agreement (the “RB Option Agreement”) with Mr. Ralph Bartel, Chairman of the Board, pursuant to which the Company granted Mr. Bartel the option to purchase up to 800,000 shares of the Company’s common stock (such option being hereinafter referred to as the “RB Option”), subject to stockholder approval. Stockholders are being asked to approve the issuance of common stock which is issuable to Mr. Bartel upon exercise of the RB Option. As Mr. Bartel has not received a retainer or compensation for his service as Chairman of the Board, the RB Option was granted by the independent directors of the Board in order to induce Mr. Bartel to remain and continue as Chairman.

The principal terms of the RB Option Agreement are summarized below. The following discussion is qualified in its entirety by the full text of the RB Option Agreement, which is attached as Appendix A to this proxy statement and is incorporated by reference herein.

Exercisability of the Option

The exercise price of the RB Option is $3.49 per share. The RB Option will become exercisable in accordance with the following schedule:

Vesting Date	Percentage of Option Vesting
June 30, 2020	12.5%
September 30, 2020	12.5%
December 31, 2020	12.5%
March 31, 2021	12.5%
June 30, 2021	12.5%
September 30, 2021	12.5%
December 31, 2021	12.5%
March 31, 2022	12.5%

Mr. Bartel must exercise the RB Option by March 30, 2025; after such date, the RB Option will expire.

Exercise of the Option

Mr. Bartel may exercise, in whole or in part, the RB Option by delivering to the Company not less than 30 days prior to the exercise date (or such shorter period the Company may approve) a written notice of exercise, designating the number of shares to be purchased, along with payment of the full amount of the purchase price of the shares being purchased.

The RB Option may not be exercised if shareholder approval is not received and may not be exercised prior to the registration of the shares being offered under the RB Option Agreement, which registration shall be filed by the Company with the SEC following the Company’s annual shareholder meeting, so long as approval has been obtained.

Adjustment of the Option

As is customary in stock option agreements of this nature, the number of shares subject to the RB Option and the exercise price of the RB Option are subject to adjustment in the event there is any change in the number of shares of outstanding Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar event.

Transfer Restrictions

The RB Option is not transferable by Mr. Bartel other than by will or the laws of descent and distribution and may be exercised during Mr. Bartel’s lifetime only by himself or his guardian or legal representative.

Personal Interest

Mr. Bartel is the Chairman of the Board of Travelzoo. Mr. Bartel, who founded Travelzoo, is the sole beneficiary of the Ralph Bartel 2005 Trust, which is the controlling shareholder of Azzurro. As of April 1, 2020, Azzurro is the Company's largest stockholder, holding approximately 39.5% of the Company's outstanding shares. Azzurro also holds a proxy given to it by Holger Bartel that provides it with a total of 39.9% of the voting power as of April 1, 2020.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THIS PROPOSAL RELATING TO THE RB OPTION AGREEMENT.

PROPOSAL 3—APPROVAL OF OPTION GRANT TO KEY EMPLOYEES

Option Agreement with Global Chief Executive Officer

The Company entered into a Nonqualified Stock Option Agreement (the “HB Option Agreement”) with Holger Bartel, Global Chief Executive Officer, on September 5, 2019, pursuant to which the Company granted Mr. Bartel the option to purchase 400,000 shares of the Company’s common stock (such option being hereinafter referred to as the “HB Option”). The HB Option began to partially vest on March 31, 2020, but will not be exercisable until the stockholders approve. Stockholders are being asked to approve the issuance of common stock which is issuable to Mr. Bartel upon exercise of the HB Option.

The principal terms of the HB Option Agreement are summarized below. The following summary is qualified in its entirety by the full text of the HB Option Agreement, which is incorporated by reference herein by reference to Exhibit 10.17 to the Company’s report on Form 10-K, filed March 20, 2020.

Exercisability of Option

The exercise price of the HB Option is $10.79 per share. The HB Option will become exercisable in accordance with the following schedule:

Vesting Date	Percentage of Option Vesting
March 31, 2020	12.5%
June 30, 2020	12.5%
September 30, 2020	12.5%
December 31, 2020	12.5%
March 31, 2021	12.5%
June 30, 2021	12.5%
September 30, 2021	12.5%
December 31, 2021	12.5%

Mr. Bartel must exercise the HB Option by September 5, 2024; after such date, the HB Option will expire.

Exercise of Option

Mr. Bartel may exercise, in whole or in part, the HB Option by delivering to the Company not less than 30 days prior to the exercise date (or such shorter period the Company may approve) a written notice of exercise, designating the number of shares to be purchased, along with payment of the full amount of the purchase price of the shares being purchased.

The HB Option may not be exercised if shareholder approval is not received and may not be exercised prior to the registration of the shares being offered under the HB Option Agreement, which registration shall be filed by the Company with the SEC following the Company’s annual shareholder meeting, so long as approval has been obtained.

Adjustment of Option

As is customary in stock option agreements of this nature, the number of shares subject to the HB Option and exercise price are subject to adjustment in the event there is any change in the number of shares of outstanding common stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar event.

Transfer Restrictions

The HB Option is not transferable by Mr. Bartel other than by will or the laws of descent and distribution and may be exercised during Mr. Bartel’s lifetime only by him or his guardian or legal representative.

Effect of Termination of Employment

If Mr. Bartel’s employment with the Company is terminated, including in the event of his death or disability, any portion of the HB Option which is not then exercisable will immediately terminate. With respect to any portion of the HB Option which is then exercisable on the date of termination of employment, Mr. Bartel (or, in the event of his death, his legatee(s) under his last will, or his personal representatives or distributes) may exercise such portion of the HB Option for a period of ninety (90) days following such termination, but in no event after September 5, 2024.

Personal Interest

Mr. Holger Bartel is Travelzoo's Global Chief Executive Officer.

Option Agreements with the General Managers and the Global Head of Human Resources

On September 5, 2019, Travelzoo entered into a Nonqualified Stock Option Agreement with each of (1) Christian Smart, General Manager, Germany, (2) James Clarke, General Manager, U.K., (3) Lara Barlow, General Manager, U.S., (4) Nancy Faure, General Manager, France, (5) Stephan Keschelis, General Manager, Spain and (6) Sonja Haas, Global Head of Human Resources (collectively, the “Employee Option Agreements”), pursuant to which the Company granted to each optionee the option to purchase up to 50,000 shares of the Company’s common stock (such options being hereinafter referred to collectively as the “Employee Options”), subject to stockholder approval.

The principal terms of the Employee Option Agreements are summarized below. The following discussion is qualified in its entirety by the full text of the Employee Option Agreements, which are attached as Appendices B-1, B-2, B-3, B-4, B-5 and B-6 to this proxy statement and are incorporated by reference herein.

Exercisability of the Option

The exercise price of the Employee Options is $10.79 per share. The Employee Options are expected to vest over four years in equal installments of 25% on September 5, 2020, September 5, 2021, September 5, 2022 and September 5, 2023. The Employee Options cannot be exercised after the expiration of the term of the Employee Options, which is five (5) years from the date of grant.

Exercise of the Option

The optionees may exercise, in whole or in part, the Employee Options by delivering to the Company not less than 30 days prior to the exercise date (or such shorter period the Company may approve) a written notice of exercise, designating the number of shares to be purchased, along with payment of the full amount of the purchase price of the shares being purchased.

The Employee Options may not be exercised if shareholder approval is not received and may not be exercised prior to the registration of the shares being offered under the Employee Option Agreements, which registration shall be filed by the Company with the SEC following the Company’s annual shareholder meeting, so long as approval has been obtained.

Adjustment of the Option

As is customary in stock option agreements of this nature, the number of shares subject to the Employee Options and the exercise price of the Employee Options are subject to adjustment in the event there is any change in the number of shares of outstanding Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar event.

Transfer Restrictions

The Employee Options are not transferable by the optionees other than by will or the laws of descent and distribution and may be exercised during each optionee’s lifetime only by himself/herself or his/her guardian or legal representative.

Effect of Termination of Employment

If any of the optionees’ employment with the Company is terminated, including in the event of his/her death or disability, any portion of such optionee’s respective Employee Options which is not then exercisable will immediately terminate. With respect to any portion of such optionee’s respective Employee Options which is then exercisable on the date of termination of employment, such optionee (or, in the event of such optionee’s death, his/her legatee(s) under his/her last will, or his/her personal representatives or distributes) may exercise such portion of such optionee’s respective Employee Options for a period of ninety (90) days following such termination, but in no event after September 5, 2024.

Personal Interest

Mr. Smart is Travelzoo’s General Manager, Germany; Mr. Clarke is Travelzoo’s General Manager, U.K.; Ms. Barlow is Travelzoo’s General Manager, U.S.; Ms. Faure is Travelzoo’s General Manager, France; Mr. Keschelis is Travelzoo’s General Manager, Spain; and Ms. Haas is Travelzoo’s Global Head of Human Resources.

Option Agreement with Chief Accounting Officer

On March 30, 2020, Travelzoo entered into a Nonqualified Stock Option Agreement (the “LS Option Agreement”) with Lisa Su, Chief Accounting Officer, pursuant to which the Company granted Ms. Su the option to purchase up to 100,000 shares of the Company’s Common Stock (such option being hereinafter referred to as the “LS Option”), subject to stockholder approval.

The principal terms of the LS Option Agreement are summarized below. The following discussion is qualified in its entirety by the full text of the LS Option Agreement, which is attached as Appendix C to this proxy statement and is incorporated by reference herein.

Exercisability of the Option

The exercise price of the LS Option is $3.49 per share. The LS Option is expected to vest over four years in equal installments of 25% on March 30, 2021, March 30, 2022, March 30, 2023 and March 30, 2024. The LS Option cannot be exercised after the expiration of the term of the LS Option, which is five (5) years from the date of grant.

Exercise of the Option

Ms. Su may exercise, in whole or in part, the LS Option by delivering to the Company not less than 30 days prior to the exercise date (or such shorter period the Company may approve) a written notice of exercise, designating the number of shares to be purchased, along with payment of the full amount of the purchase price of the shares being purchased.

The LS Option may not be exercised if shareholder approval is not received and may not be exercised prior to the registration of the shares being offered under the LS Option Agreement, which registration shall be filed by the Company with the SEC following the Company’s annual shareholder meeting, so long as approval has been obtained.

Adjustment of the Option

As is customary in stock option agreements of this nature, the number of shares subject to the LS Option and the exercise price of the LS Option are subject to adjustment in the event there is any change in the number of shares of outstanding Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar event.

Transfer Restrictions

The LS Option is not transferable by Ms. Su other than by will or the laws of descent and distribution and may be exercised during Ms. Su’s lifetime only by herself or her guardian or legal representative.

Effect of Termination of Employment

If Ms. Su’s employment with the Company is terminated, including in the event of her death or disability, any portion of the LS Option which is not then exercisable will immediately terminate. With respect to any portion of the LS Option which is then exercisable on the date of termination of employment, Ms. Su (or, in the event of her death, her legatee(s) under her last will, or her personal representatives or distributes) may exercise such portion of the LS Option for a period of ninety (90) days following such termination, but in no event after March 30, 2025.

Personal Interest

Ms. Su is Travelzoo's Chief Accounting Officer.

Option Agreement with General Counsel

On March 30, 2020, Travelzoo entered into a Nonqualified Stock Option Agreement (the “CC Option Agreement”) with Christina Sindoni Ciocca, Director and General Counsel, pursuant to which the Company granted Ms. Ciocca the option to purchase up to 100,000 shares of the Company’s Common Stock (such option being hereinafter referred to as the “CC Option”), subject to stockholder approval.

The principal terms of the CC Option Agreement are summarized below. The following discussion is qualified in its entirety by the full text of the CC Option Agreement, which is attached as Appendix D to this proxy statement and is incorporated by reference herein.

Exercisability of the Option

The exercise price of the CC Option is $3.49 per share. The CC Option is expected to vest over four years in equal installments of 25% on March 30, 2021, March 30, 2022, March 30, 2023 and March 30, 2024. The CC Option cannot be exercised after the expiration of the term of the CC Option, which is five (5) years from the date of grant.

Exercise of the Option

Ms. Ciocca may exercise, in whole or in part, the CC Option by delivering to the Company not less than 30 days prior to the exercise date (or such shorter period the Company may approve) a written notice of exercise, designating the number of shares to be purchased, along with payment of the full amount of the purchase price of the shares being purchased.

The CC Option may not be exercised if shareholder approval is not received and may not be exercised prior to the registration of the shares being offered under the CC Option Agreement, which registration shall be filed by the Company with the SEC following the Company’sannual shareholder meeting, so long as approval has been obtained.

Adjustment of the Option

As is customary in stock option agreements of this nature, the number of shares subject to the CC Option and the exercise price of the CC Option are subject to adjustment in the event there is any change in the number of shares of outstanding Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar event.

Transfer Restrictions

The CC Option is not transferable by Ms. Ciocca other than by will or the laws of descent and distribution and may be exercised during Ms. Ciocca’s lifetime only by herself or her guardian or legal representative.

Effect of Termination of Employment

If Ms. Ciocca’s employment with the Company is terminated, including in the event of her death or disability, any portion of the CC Option which is not then exercisable will immediately terminate. With respect to any portion of the CC Option which is then exercisable on the date of termination of employment, Ms. Ciocca (or, in the event of her death, her legatee(s) under her last will, or her personal representatives or distributes) may exercise such portion of the CC Option for a period of ninety (90) days following such termination, but in no event after March 30, 2025.

Personal Interest

Ms. Ciocca is Travelzoo's General Counsel. Ms. Ciocca also serves as a Director of the Company.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THIS PROPOSAL RELATING TO THE OPTION AGREEMENTS.

PROPOSAL 4—APPROVAL OF OPTION GRANT INCREASES AND REPRICING

Option Agreement Amendments with Global Chief Executive Officer

On March 30, 2020, with the unanimous approval of the Board, the Company entered into Amendments (collectively, the “HB Option Agreement Amendments”) to (1) the Nonqualified Stock Option Agreement, dated as of September 28, 2015 (the “2015 Option Agreement”), (2) the Nonqualified Stock Option Agreement, dated as of October 30, 2017 (the “2017 Option Agreement”) and (3) the Nonqualified Stock Option Agreement, dated as of September 5, 2019 (the “2019 Option Agreement”, and together with the 2015 Option Agreement and the 2017 Option Agreement, the “Original HB Option Agreements”), in each case, with Holger Bartel, Global Chief Executive Officer.

The Board approved the HB Option Agreement Amendments in order to compensate Mr. Bartel for his service as the Global Chief Executive Officer during the Coronavirus pandemic, especially as Mr. Bartel agreed to voluntarily reduce his salary during this period. The principal terms of the HB Option Agreement Amendments are summarized below. The following discussion is qualified in its entirety by the full text of the HB Option Agreement Amendments, which are attached as Appendices E-1, E-2 and E-3 to this proxy statement and are incorporated by reference herein. The following discussion is also qualified in its entirety by the full text of the Original HB Option Agreements which are incorporated by reference herein by reference to Exhibit 10.7 (for the 2015 Option Agreement), Exhibit 10.9 (for the 2017 Option Agreement) and Exhibit 10.17 (for the 2019 Option Agreement) to the Company’s report on Form 10-K, filed March 20, 2020, and in each case, are incorporated by reference herein.

Pursuant to the HB Option Agreement Amendments, the Company granted Mr. Bartel the option to purchase an additional: (a) 400,000 shares of the Company’s common stock pursuant to the 2015 Option Agreement, (b) 150,000 shares of the Company’s common stock pursuant to the 2017 Option Agreement, and (c) 400,000 shares of the Company’s common stock pursuant to the 2019 Option Agreement (such options being hereinafter referred to collectively as the “HB Amended Options”), for a total of 950,000 additional shares for Mr. Bartel. Upon approval by the stockholders, this would result in a total of 1,900,000 shares granted to Mr. Bartel pursuant to the Original HB Option Agreements and the HB Option Agreement Amendments.

The exercise price for the HB Amended Options is $3.49 per share. The HB Amended Options will follow the existing vesting schedules and will be subject to all terms and conditions as set forth in the Original HB Option Agreements. The HB Amended Options will not be exercisable until the stockholders approve and the registration for the shares has been filed by the Company with the SEC.

Additionally, as part of the HB Option Agreement Amendments, the Company agreed to reprice all outstanding, unexercised options granted pursuant to the Original HB Option Agreements (950,000 total) to the fair market value of the common stock of the Company, determined as the official NASDAQ closing share price on March 30, 2020 (which was the first business day following approval by the Board), which was $3.49 (the “HB Repricing”). However, the HB Repricing will not take effect until the stockholders approve.

Option Agreement Amendments with the General Managers and the Global Head of Human Resources

On March 30, 2020, with the unanimous approval of the Board, the Company entered into Amendments (collectively, the “Employee Option Agreement Amendments”) to (1) the Nonqualified Stock Option Agreement, dated as of September 5, 2019, with Christian Smart, General Manager, Germany (the “Smart Option Agreement”), (2) the Nonqualified Stock Option Agreement, dated as of September 5, 2019, with James Clarke, General Manager, U.K. (the “Clarke Option Agreement”), (3) the Nonqualified Stock Option Agreement, dated as of September 5, 2019, with Lara Barlow, General Manager, U.S. (the “Barlow Option Agreement”), (4) the Nonqualified Stock Option Agreement, dated as of September 5, 2019, with Nancy Faure, General Manager, France (the “Faure Option Agreement”), (5) the Nonqualified Stock Option Agreement, dated as of September 5, 2019, with Stephan Keschelis, General Manager, Spain (the “Keschelis Option Agreement”), and (6) the Nonqualified Stock Option Agreement, dated as of September 5, 2019, with Sonja Haas, the Global Head of Human Resources (the “Haas Option Agreement”, and together with the Smart Option Agreement, the Clarke Option Agreement, the Barlow Option Agreement, the Faure Option Agreement, the Keschelis Option Agreement and the Haas Option Agreement, the “Original Employee Option Agreements”).

The Board approved the Employee Option Agreement Amendments in order to compensate key employees for their service to the Company during the Coronavirus pandemic, as many voluntarily reduced their salaries and did not receive bonuses. The principal terms of the Employee Option Agreement Amendments are summarized below. The following discussion is qualified in its entirety by the full text of the Employee Option Agreement Amendments, which are attached as Appendices F-1, F-2, F-3, F-4. F-5 and F-6 to this proxy statement and are incorporated by reference herein. The following discussion is also qualified in its entirety by the full text of the Original Employee Option Agreements, which are attached as Appendices B-1, B-2, B-3, B-4, B-5 and B-6 to this proxy statement and are incorporated by reference herein.

Pursuant to the Employee Option Agreement Amendments, the Company granted each optionee the option to purchase an additional 50,000 shares of the Company’s common stock pursuant to the respective Original Employee Option Agreement (such options being hereinafter referred to collectively as the “Employee Amended Options”). Upon approval by the stockholders, this would result in a total of 100,000 shares granted to each optionee pursuant to their respective Original Employee Option Agreement and Employee Option Agreement Amendment.

The exercise price for the Employee Amended Options is $3.49 per share. The Employee Amended Options will follow the existing vesting schedules and will be subject to all terms and conditions as set forth in the Original Employee Option Agreements. The Employee Amended Options will not be exercisable until the stockholders approve and the registration for the shares has been filed by the Company with the SEC.

Additionally, as part of the Employee Option Agreement Amendments, the Company agreed to reprice all outstanding, unexercised options granted pursuant to the Original Employee Option Agreements to the fair market value of the common stock of the Company, determined as the official NASDAQ closing share price on March 30, 2020 (which was the first business day following approval by the Board), which was $3.49 (the “Employee Repricing”). However, the Employee Repricing will not take effect until the stockholders approve.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THIS PROPOSAL RELATING TO THE OPTION AGREEMENTS

PROPOSAL 5—NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Section 14A of the Exchange Act requires that we include in this proxy statement a non-binding stockholder vote on our executive compensation as described herein (commonly referred to as "Say-on-Pay").
We encourage stockholders to review the section entitled “Executive Compensation” included in this proxy statement. Our executive compensation program has been designed to pay for performance and align our executive compensation with business strategies focused on long-term growth and creating value for stockholders while also paying competitively and focusing on the total compensation perspective. We feel this design is evidenced by the following:

•	Our goal is to attract, motivate and retain key executives and to reward executives for value creation.

•
We provide a portion of our total compensation in the form of performance-based compensation; for example, approximately 0% to 13% of our named executive officers' total compensation for 2019 was in the form of performance-based compensation based on the achievement of quarterly corporate financial measures such as revenue, operating income and audience marketing.

•
This is not a mechanical process, and our Board of Directors uses its judgment and experience and works with our Compensation Committee to determine the appropriate mix of compensation for each individual.

The Board of Directors strongly endorses the Company's executive compensation program and unanimously recommends that stockholders vote in favor of the following resolution:
RESOLVED, that the stockholders approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis and the other tabular and narrative disclosure in the Company's proxy statement for its 2020 Annual Meeting of Stockholders.
Required Vote
Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee and neither the Board of Directors nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal. The Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements. The affirmative vote of the majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote on the proposal will be considered as the approval, by an advisory vote, of the compensation of our named executive officers.
Board of Directors' Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

EXECUTIVE COMPENSATION
We hold annual votes on executive compensation, in accordance with shareholder recommendations made at the 2019 Annual Meeting. In light of last year's shareholder approval of the compensation for executives, there were no significant changes in executive compensation.
Overview of Compensation Program
The following Executive Compensation discussion describes our overall compensation philosophy and the primary components of our compensation program. Furthermore, the Executive Compensation discussion explains the process by which the Compensation Committee, or "Committee", determined the 2019 compensation for our Global Chief Executive Officer, Chief Accounting Officer and Chief Technology Officer. We refer to these individuals collectively as the "named executives" or the "named executive officers”.
Compensation Philosophy and Objectives
The fundamental objectives of our executive compensation program are to attract and retain highly qualified executive officers, motivate these executive officers to materially contribute to our long-term business success, and align the interests of our executive officers and stockholders by rewarding our executives for individual and corporate performance based on targets established by the Committee.
We believe that achievement of these compensation program objectives enhances long-term profitability and stockholder value. The elements utilized to help achieve the Committee's objectives include the following:

•
Accountability for Individual Performance. Compensation should in large part depend on the named executive's individual performance in order to motivate and acknowledge the key contributors to our success.

•	Recognition for Business Performance. Compensation should take into consideration our overall financial performance and overall growth.

•	Attracting and Retaining Talented Executives. Compensation should generally reflect the competitive marketplace and be designed to attract and retain superior employees in key competitive positions.
We implement our compensation philosophy through setting base salaries for our executive officers, through the use of our executive bonus plan and through reviewing and approving other terms of employment agreements.
Compensation Determination Process
Compensation Committee Members. The Committee is responsible for establishing, overseeing and reviewing executive compensation policies and for approving, validating and benchmarking the compensation and benefits for named executive officers. The Committee is also responsible for determining the fees paid to our outside directors. The Committee included Ms. Mary Reilly and Ms. Beatrice Tarka. Ms. Reilly and Ms. Tarka satisfied the independence requirements of the NASDAQ.
Role of Management. During 2019, the Committee engaged in its annual review of executive compensation with the goal of ensuring the appropriate combination of fixed and variable compensation linked to individual and corporate performance. In the course of its review, the Committee considered the advice and input of the Company's Global Chief Executive Officer (CEO) and data prepared by management, including a comparison of the current compensation of the named executive officers with publicly available information. The data utilized by the Committee included salary and total compensation information based on the title, job description, and geographic location of similarly situated executives. The most significant aspects of the Global CEO's role in the compensation determination process are evaluating employee performance, establishing business performance targets, goals and objectives and recommending salary and bonus levels. The Global CEO does not participate in discussions regarding his compensation.
The Committee compared the compensation received by the Company's named executive officers with the levels of compensation received by similarly situated executives in the same geographic location in light of the named executives' responsibilities, performance, experience and tenure, in order to arrive at the total compensation package for each of the named executive officers. In some cases, the compensation package that the Committee awarded a named executive officer was at or below the median compensation received by executives compared to third-party data, while in other instances the compensation was higher due to the executive's responsibilities, performance, experience and tenure.
The Committee did not engage an outside consulting firm to provide advice on executive compensation.

Components of Executive Compensation
The Committee has structured an executive compensation program comprised of base salary, cash bonus, equity and non-equity incentive pay.
Base Salary
The Committee considered two types of potential base salary increases for the named executive officers in 2019: (1) "merit increases" based upon each named executive's individual performance; and/or (2) "market adjustments" based upon the salary range for similarly situated executives.
In determining merit increases, the Committee considers the specific responsibilities of the executive and the executive's overall performance and tenure with the Company. In addition, the Committee also considers the CEO's evaluation of each named executive officer in making the decision regarding merit increases.
The Committee determines any market adjustments based on the Committee's comparison of the executive's compensation with statistical information on average compensation for similarly situated executives that is publicly available.
Incentive Bonus Pay
Pursuant to the terms of Ms. Su's employment agreement dated February 16, 2011, effective May 2, 2011, as amended July 1, 2019, Ms. Su is eligible to receive a quarterly performance bonus and discretionary bonus during 2019. The Company guaranteed 50% of Ms. Su's bonus for the third and fourth quarters of 2019.
The quarterly performance bonus is calculated based upon worldwide revenue and operating income and audience targets for 2019. The revenue bonus is calculated based upon achievement of the target resulting in a potential and maximum bonus of $12,500. The operating income bonus is calculated based upon achievement of the target resulting in a potential and maximum bonus of $12,500. The audience bonus is calculated based upon achievement of certain audience targets resulting in a potential and maximum bonus of $12,500. The total maximum performance bonus per quarter for the revenue, operating income and audience components combined is $37,500 during 2019. The discretionary bonus is determined in the discretion of Ms. Su’s manager . In evaluating Ms. Su’s individual performance during 2019, management and the Compensation Committee considered factors such as Ms. Su’s leadership role in areas of corporate governance, business ethics, and financial management. The discretionary bonus per quarter was $12,500 during 2019.
Ms. Su earned a quarterly bonus for operating income for the first and second quarters of 2019. Ms. Su also received a discretionary bonus for the first and second quarters of 2019. The Company guaranteed 50% of Ms. Su's bonus for the third and fourth quarters of 2019.
Pursuant to the terms of Mr. Peterson's employment agreement dated June 22, 2018, Mr. Peterson is eligible to receive a quarterly performance bonus in 2019.
The quarterly performance bonus is calculated based upon worldwide revenue, operating income and audience targets. The revenue bonus is calculated based upon achievement of the target resulting in a potential and maximum bonus of $12,500. The operating income bonus is calculated based upon achievement of the target resulting in a potential and maximum bonus of $12,500. The audience bonus is calculated based upon achievement of certain audience targets resulting in a potential and maximum bonus of $12,500. The total maximum performance bonus per quarter for the revenue, operating income and audience components combined is $37,500 during 2019. The discretionary bonus is determined in the discretion of Mr. Peterson’s manager. In exercising such discretion, management takes into consideration Mr. Peterson's individual performance.
Mr. Peterson earned a quarterly bonus for operating income for the first and second quarters of 2019. Mr. Peterson received a discretionary bonus in the first, second and third quarters of 2019.
Other Compensation-Related Matters
The Company grants stock options (which represent the right to purchase a specific number of shares of company Common Stock at a predetermined price, subject to vesting conditions) to certain executive staff, to align their incentives with the long-term interests of our stockholders, retain them for the long term, reward them for potential long-term contributions, and provide a total compensation opportunity commensurate with our performance.
In September 2019, the Company granted Mr. Holger Bartel stock options to purchase 400,000 shares of common stock with an exercise price of $10.79, of which 50,000 shares are exercisable quarterly starting March 31, 2020 and ending on

December 31, 2021. This grant is subject to approval by the stockholders of the Company at the 2020 annual meeting of shareholders and may be unwound if approval is not received. The options expire in 2024. In approving the grant of the options, the Compensation Committee and Board of Directors considered Mr. Holger Bartel's duties and responsibilities as Global Chief Executive Officer.
Perquisites and Additional Benefits. The Company seeks to maintain an open and inclusive culture in its facilities and operations among executives and other Company employees. Accordingly, the Company does not provide executives with reserved parking spaces or separate dining or other facilities, nor does the Company have programs for providing personal-benefit perquisites to executives, such as club dues or defraying the cost of personal entertainment. Named executive officers and employees may seek reimbursement for business related expenses in accordance with our business expense reimbursement policy.
Employment Agreements. The Company has entered into employment agreements with the certain executive staff, some of which contain severance and change of control provisions. The terms of such employment agreements are described in more detail below in Employment Agreements and Potential Payments Upon Termination or Change-in-Control. The Committee believes these agreements are appropriate for a number of reasons, including the following:

•	the agreements assist in attracting and retaining executives as we compete for talented employees in a marketplace where such agreements are commonly offered;

•	the change in control provisions require terminated executives to execute a release in order to receive severance benefits; and

•	the change in control and severance provisions help retain key personnel during rumored or actual acquisitions or similar corporate changes.

Summary Compensation Table
The following summary compensation table sets forth information concerning the compensation to our Global Chief Executive Officer, Chief Accounting Officer, Chief Technology Officer, and former General Counsel during the fiscal years ended December 31, 2019 and 2018.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (a)	Option Awards ($) (b)	Non-Equity Incentive Plan Compensation ($) (c)	All Other Compensation ($) (d)	Total ($)

Holger Bartel (1)	2019	232,000	250,000	—	—	—	482,000
Global Chief Executive Officer	2018	232,000	—	—	—	—	232,000

Lisa Su (2)	2019	260,510	50,000	—	50,000	3,793	364,303
Chief Accounting Officer	2018	241,020	43,750	—	50,000	6,299	341,069

Michael Peterson (3)	2019	350,000	37,500	—	25,000	1,500	414,000
Chief Technology Officer	2018	183,750	27,474	404,750	—	1,500	617,474

Rachel Barnett (4)	2019	48,611	75,000			33,654	157,265
Former Director and General Counsel	2018	350,000	—	241,650	—	3,741	595,391

Notes to the Summary Compensation Table

(1)
Mr. Holger Bartel's annual salary is $232,000 for his role as Global Chief Executive Officer. In 2019, independent members of the Board of Directors awarded the Company's Global Chief Executive Officer, Holger Bartel, a one-time discretionary bonus of $250,000.

(2)	Ms. Su was appointed as the Company's Chief Accounting Officer in July 2019. Ms. Su was appointed as the Company's principal Accounting Officer in October 2018.

(3)	Mr. Peterson joined the Company on June 22, 2018, his annual salary is $350,000. Mr. Peterson resigned from the Company on March 30, 2020

(4)	Ms. Barnett's annual salary was $350,000. Ms. Barnett resigned on February 20, 2019

(a)	Amounts consist of discretionary bonuses earned per the terms of employment agreements and/or at the discretion of the Chief Executive Officer or Board of Directors.

(b)
The values reported reflect the aggregate grant date fair value of grants of stock options to each of the listed officers in the years shown. The grant date fair value of stock options is calculated using the Black-Scholes option pricing model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, refer to Note 8 to the consolidated financial statements contained in our 2018 Annual Report on Form 10-K filed on March 11, 2019.

(c)	The amounts reflected in this column reflect the performance-based cash awards paid to the named executives pursuant to certain employment agreements, as discussed in the Executive Compensation above.

(d)
The amounts reflected in this column reflect all other compensation paid to the named executives including $1,500 Company matching 401(k) plan contribution and other miscellaneous payments made to eligible employees.

Grants of Plan-Based Awards in 2019
The following table sets forth certain information with respect to non-equity incentive plan awards granted to each of our named executive officers during the fiscal year ended December 31, 2019.

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Name (1)	Threshold ($)	Target ($)	Maximum ($)
Holger Bartel	—	—	—
Lisa Su	100,000	100,000	200,000
Michael Peterson	50,000	100,000	200,000

(1)
Amount represents the potential annual performance bonus payments under the terms of employment agreement. The business measurements and performance goals for determining the performance bonus payout are described in the section entitled, “Executive Compensation”.

Outstanding Equity Awards at December 31, 2019
The following table sets forth certain information with respect to outstanding equity awards at December 31, 2019 for each of our named executive officers as of April 16, 2020.

		Option Awards
Name		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Holger Bartel		400,000	—	8.07	September 28, 2025
	(1)	150,000	—	6.95	October 30, 2027
	(2)	50,000	350,000	10.79	September 5, 2024
Lisa Su		—	—	—	—
Michael Peterson	(3)	12,500	37,500	16.65	June 22, 2023

(1)	400,000 shares of option were granted to Mr. Holger Bartel, 250,000 shares of options were exercised by Mr. Holger Bartel during 2019 and the remaining 150,000 shares of options were exercisable.

(2)
The options are exercisable in quarterly increments of 12.5% from March 31, 2020 through December 31, 2021. This grant is subject to approval by the stockholders of the Company at the 2020 annual meeting of shareholders and may be unwound if approval is not received.

(3)	The options are exercisable in annual increments of 25% from June 22, 2019 through June 22, 2022.

Option Exercises and Stock Vested
During the year ended December 31, 2019, Mr. Holger Bartel exercised 250,000 shares of stock option granted to him in 2017 with an exercise price of $6.95 and realized $1.4 million. Value realized is based on the market price of our common stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the individual.
Employment Agreements and Potential Payments Upon Termination or Change-in-Control
The Company has employment agreements with its named executive officers and certain other employees. The employment agreements as of December 31, 2019 with the Company's named executive officers are described below.
Mr. Holger Bartel entered into an employment agreement with the Company on September 28, 2015. In connection with his employment agreement and his role as Global Chief Executive Officer, in September 2015, October 2017 and September 2019, the Company provided stock option grants to Mr. Holger Bartel to purchase 400,000 shares of the Company’s Common Stock for each grant. Mr. Holger Bartel exercised 250,000 shares of option during 2019. The Company may terminate the employment agreement, with or without cause, upon written notice to Mr. Holger Bartel. However, if Mr. Holger Bartel's employment is terminated at any time without cause, Mr. Holger Bartel's remaining stock options to purchase a cumulative 950,000 shares of the Company’s Common Stock will immediately vest in full on the date of termination.
Mr. Holger Bartel agreed that the Company will own any discoveries and work product (as defined in the agreement) made during the term of his employment and to assign all of his interest in any and all such discoveries and work product to the Company.
Ms. Su entered into an employment agreement with the Company on May 2, 2011, as amended July 1, 2019. Pursuant to the terms of the agreement, Ms. Su is an at-will employee meaning the Company or Ms. Su could terminate the agreement at any time, with or without cause, upon two weeks' prior notice to the other party. However, if Ms. Su 's employment is terminated at any time without cause, Ms. Su will be entitled to receive her base salary for a six month period in exchange for executing a general release of claims as to the Company. Assuming that Ms. Su was terminated by the Company as of December 31, 2019 without cause, Ms. Su would have been entitled to receive $140,000. If Ms. Su's employment is terminated at any time due to a change of control (as defined in the agreement) or if she is not offered a position of comparable pay and responsibilities in the same geographic area in which she worked immediately prior to a change of control, Ms. Su will be entitled to receive her base salary and medical benefits for a six month period in exchange for executing a general release of claims as to the Company. Assuming that Ms. Su was terminated by the Company as of December 31, 2019 following a change of control of the Company, Ms. Su would have been entitled to receive $140,000 and the Company would incur additional expenses for medical benefits of approximately $4,674.
Ms. Su agreed that the Company will own any discoveries and work product (as defined in the agreement) made during the term of her employment and to assign all of her interest in any and all such discoveries and work product to the Company. Furthermore, Ms. Su agreed to not, directly or indirectly, solicit the Company's customers or employees during the term of her employment and for a period of one year thereafter.
Mr. Peterson entered into an employment agreement with the Company on June 22, 2018. Pursuant to the terms of the agreement, Mr. Peterson is an at-will employee meaning the Company could terminate the agreement at any time, with or without cause, upon two weeks' prior notice to Mr. Peterson. Mr. Peterson could terminate the agreement at any time, with or without cause, upon four weeks' prior notice to the Company. However, if Mr. Peterson's employment is terminated at any time without cause, Mr. Peterson will be entitled to receive his base salary for a six month period in exchange for executing a general release of claims as to the Company. Assuming that Mr. Peterson was terminated by the Company as of December 31, 2019 without cause, Mr. Peterson would have been entitled to receive $175,000. If Mr. Peterson's employment is terminated at any time due to a change of control (as defined in the agreement) or if he is not offered a position of comparable pay and responsibilities in the same geographic area in which he worked immediately prior to a change of control, Mr. Peterson will be entitled to receive his base salary for a six month period in exchange for executing a general release of claims as to the Company. Assuming that Mr. Peterson was terminated by the Company as of December 31, 2019 following a change of control of the Company, Mr. Peterson would have been entitled to receive $175,000. Michael Peterson resigned from his position as Chief Technology Officer of Travelzoo effective April 10, 2020.
Mr. Peterson agreed that the Company will own any discoveries and work product (as defined in the agreement) made during the term of his employment and to assign all of his interest in any and all such discoveries and work product to the Company. Furthermore, Mr. Peterson agreed to not, directly or indirectly, solicit the Company's customers or employees during the term of his employment and for a period of one year thereafter.
Forward-Looking Statements
Statements that do not relate strictly to historical or current facts are forward-looking and usually identified by the use of words such as "anticipate," "estimate," "approximate," "expect," "intend," "plan," "believe" and other words of similar meaning in connection with any discussion of future operating or financial matters. Without limiting the generality of the foregoing, forward-looking statements contained in this report include the matters discussed regarding the expectation of compensation plans, strategies, objectives, and growth and anticipated financial and operational performance of the Company and its subsidiaries. A variety of factors could cause the Company's actual results to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance and results of the Company's business and forward-looking statements include, but are not limited to those set forth herein. Any forward-looking statement speaks only as of the date on which such statement is made and the Company does not intend to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the amount of our Common Stock beneficially owned as of April 1, 2020 by (a) each director and nominee for election to the Board of Directors, (b) each named executive officer, (c) all executive officers and directors as a group, and (d) each person known by the Company, as of April 1, 2020, to beneficially own more than 5% of the outstanding shares of Common Stock of the Company. In general, shares "beneficially owned" include those shares a person has or shares the power to vote, or the power to dispose of.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total (4)
Directors and Executive Officers
Ralph Bartel (1)	4,468,125	39.5%
Holger Bartel (2)	650,000	5.7%
Christina Sindoni Ciocca	—	—
Carrie Liqun Liu	—	—
Mary Reilly	—	—
Michael Peterson (3)	12,500	—
Lisa Su	—	—
Beatrice Tarka	—	—
Directors and executive officers as a group (9 persons)	5,130,625	45.4%
* Persons Owning More Than 5% of Common Stock

(1)	Ralph Bartel indirectly holds a controlling interest of Azzurro Capital Inc., which is the holder of 4,468,125 shares, through the Ralph Bartel 2005 Trust.

(2)
Mr. Holger Bartel holds 600,000 options which represent shares subject to stock options that are exercisable on April 1, 2020 or become exercisable within 60 days of April 1, 2020. Except as otherwise indicated and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all their shares of Common Stock, of which 50,000 options included in the above table are subject to approval by the stockholders of the Company at the 2020 annual meeting of shareholders and may be unwound if approval is not received. Mr. Holger Bartel holds 50,000 shares of common stocks.

(3)
Represents shares subject to stock options that are exercisable on April 1, 2020 or become exercisable within 60 days of April 1, 2020. Except as otherwise indicated and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all their shares of Common Stock.

(4)
For each person and group indicated in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of 11,310,431 shares of Common Stock outstanding as of April 1, 2020, plus the number of shares of Common Stock that such person or group had the right to acquire within 60 days after April 1, 2020.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive officers and the beneficial holders of more than 10% of the Company's Common Stock are required to file reports of ownership and changes in ownership with the SEC. Such directors, executive officers and beneficial holders of more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company's knowledge, based solely on a review of the copies of such forms furnished to the Company or written representations from reporting persons, during fiscal 2019, all Section 16(a) filing requirements were satisfied on a timely basis.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Independent Public Accountants

RSM US LLP (“RSM”) served as Travelzoo's independent registered public accounting firm for our 2019 fiscal year. PricewaterhouseCoopers LLP (“PwC”) served as Travelzoo's independent registered public accounting firm for our 2018 fiscal year. The Audit Committee has not yet selected our independent registered public accounting firm for our 2020 fiscal year. The Audit Committee annually reviews the performance of our independent registered public accounting firm and the fees charged for their services. This review has not yet been completed. Based upon the results of this review, the Audit Committee will determine which independent registered public accounting firm to engage to perform our annual audit. Stockholder approval of our accounting firm is not required by our bylaws or otherwise required to be submitted to the stockholders. RSM representatives are expected to be present at the Annual Meeting and will be available to respond to questions at the meeting; however, they are not expected to make a formal statement.

Principal Accountant Fees and Services
The audit fees charged by RSM for 2019 and the audit fees for 2018 charged by PwC for services rendered to Travelzoo are as follows:

Service	2019 Fees	2018 Fees
Audit fees (1)	$696,800	$1,190,600
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	2,700
Total	$696,800	$1,193,300

(1)
Audit fees consisted of fees for professional services rendered for the annual audit of Company’s consolidated financial statements and review of the interim consolidated financial statements included in the quarterly reports and audit services rendered in connection with other statutory or regulatory filings.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. These services may include audit services, audit-related services, tax and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During 2019 and 2018, all services provided by RSM and PwC were pre-approved by the Audit Committee in accordance with this policy.

AUDIT COMMITTEE REPORT
The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that Travelzoo specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.
The Audit Committee oversees Travelzoo's financial reporting process on behalf of the Board of Directors. Management is primarily responsible for the financial statements and reporting processes including the systems of internal controls, while the independent auditors are responsible for performing an independent audit of Travelzoo's consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board ("PCAOB"), and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.
In this context, the committee has met and held discussions with management and the independent auditors regarding the Company's audited consolidated financial statements for the fiscal year ended December 31, 2019. The committee discussed with Travelzoo's independent auditors the overall scope and plan for their audit. The committee met, at least quarterly, with the independent auditors, with and without management present, and discussed the results of their examinations, their evaluations of Travelzoo's internal controls, and the overall quality of Travelzoo's financial reporting. Management represented to the committee that Travelzoo's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The committee has reviewed and discussed the consolidated financial statements with management and the independent auditors, including their judgments as to the quality, not just the acceptability, of Travelzoo's accounting principles and such other matters as are required to be discussed with the committee under auditing standards of the PCAOB.
Travelzoo's independent auditors also provided to the committee the written disclosures required by applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence, and the committee discussed with the independent auditors that firm's independence, including those matters required to be discussed by PCAOB Auditing Standard No. 16 Communications with Audit Committees.
In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC. The committee has not yet selected Travelzoo's independent auditors for fiscal year 2020.
While the committee has the responsibilities and powers set forth in its charter, it is not the duty of the committee to plan or conduct audits or to determine that Travelzoo's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the committee to conduct investigations or to assure compliance with laws and regulations or Travelzoo's business conduct policies.

Audit Committee
Mary Reilly (Chair)
Carrie Liqun Liu
Beatrice Tarka

DOCUMENTS INCORPORATED BY REFERENCE
The SEC allows us to "incorporate by reference" information into this document. This means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this document, except for any information that is superseded by information that is included directly in this document or in any other subsequently filed document that also is incorporated by reference herein.
This document incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed previously with the SEC and contains important information about the Company and its financial condition, including information contained in our 2019 Annual Report under the captions "Financial Statements and Supplementary Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure," and "Quantitative and Qualitative Disclosures about Market Risk." A copy of the 2019 Annual Report accompanies this proxy statement.
The Company will amend this proxy statement to include or incorporate by reference any additional documents that the Company may file with the Securities and Exchange Commission under Section 13(a), 13(e), 14, or 15(d) of the Exchange Act after the date of this document to the extent required to fulfill our disclosure obligations under the Exchange Act.
The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference in this proxy statement. You may obtain a copy of these documents and any amendments thereto by contacting Investor Relations, Travelzoo, 590 Madison Avenue, 35th Floor, New York, New York 10022 or by telephone at (212) 484-4900. This proxy statement and the 2019 Annual Report are available on the Internet at http://ir.travelzoo.com/financials-filings/annual-reports-and-proxies. These documents are also included in our SEC filings, which you can access electronically at the SEC's website at http://www.sec.gov.

ADDITIONAL INFORMATION
We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review the annual report on Form 10-K, as amended, mailed along with these proxy materials, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Investor Relations, Travelzoo, 590 Madison Avenue, 35th Floor, New York, New York 10022 or by telephone at (212) 484-4900.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
No director, executive officer, nominee for election as a director or associate of any director, executive officer or nominee has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed matters to be acted upon, other than director elections and executive compensation, which is not shared by all other stockholders.
OTHER BUSINESS
The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING
It is contemplated that the next annual meeting of stockholders will be held on or about May 20, 2021. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the SEC. For a stockholder proposal to be included in the Company's proxy statement and identified in its form of proxy in connection with the Company's annual meeting of stockholders, it must be received by the Company at least 120 calendar days prior to the one-year anniversary of the date that the Company's proxy statement was released to the stockholders in connection with the previous year's annual meeting. As a result, stockholder proposals submitted for consideration at the 2021 annual meeting must be received no later than December 16, 2020, to be included in the 2021 proxy materials. Rule 14a-8 of the Exchange Act provides additional information regarding the content and the procedures applicable to the submission of stockholder proposals to be included in the Company's proxy materials for its next Annual Meeting.
If a stockholder wishes to present a proposal at Travelzoo's 2021 Annual Meeting or to nominate one or more directors and the proposal is not intended to be included in Travelzoo's proxy statement relating to that meeting, the stockholder shall give advance written notice to Travelzoo no earlier than December 16, 2020 and not later than March 4, 2021. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement.
Any such notice must be delivered or mailed to our Corporate Secretary, at Travelzoo, 590 Madison Avenue, 35th Floor, New York, NY 10022.

HOUSEHOLDING
We have adopted a procedure approved by the SEC called "householding." Under this procedure, a householding notice will be sent to stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials, and they will receive only one copy of our annual report and proxy statement unless one or more of these stockholders notifies us that they wish to not participate in householding and continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to receive a separate proxy card.
The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement and annual report to any stockholder participating in householding. Stockholders who share an address with other stockholders and are eligible for householding, but currently receive multiple copies of our annual reports and proxy statements, or who have multiple accounts in their names, can authorize us to discontinue mailings of multiple annual reports and proxy statements. Requests for additional copies, or requests for a single copy to be delivered to a shared address should be directed to Investor Relations, Travelzoo, 590 Madison Avenue, 35th Floor, New York, New York 10022 or by telephone at (212) 484-4900.

RALPH BARTEL
Chairman of the Board

590 Madison Avenue, 35th Floor
New York, NY 10022

TRAVELZOO

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lisa Su as his/her Proxy, with full power of substitution, to represent him/her at the Annual Meeting of Stockholders of Travelzoo (the "Company") on May 29, 2020, or any adjournments or postponements thereof. If you do not indicate how you wish to vote, the proxy card will be voted for Proposal 1, for the election of all nominees to the Board of Directors, for Proposal 2, for Proposal 3, Proposal 4, for Proposal 5 and as the Proxy may determine, in his discretion, with regard to any other matter properly presented at the meeting, or any adjournments or postponements thereof.

This proxy, when properly executed, will be voted as directed by the stockholder.

(Continued, and to be marked, dated and signed, on the other side)

TRAVELZOO
Mailing Instructions
If you receive this proxy card via mail, please date and sign it, and return it in the postage paid envelope provided.
If you receive this proxy card via e-mail, please print the proxy card, date and sign it, and return it to:
Broadridge Financial Solutions, Inc.
51 Mercedes Way,
Edgewood, NY 11717
U.S.A.

This proxy card is only valid only when signed and dated.

The Board of Directors recommends a vote FOR all the listed nominees under Proposal 1
1. ELECTION OF DIRECTORS
For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number (s) of the nominee (s) on the line below.
☐	☐	☐

Nominees
01 Ralph Bartel 02 Christina Ciocca 03 Carrie Liqun Liu 04 Mary Reilly 05 Beatrice Tarka

The Board of Directors recommends you vote FOR Proposals 2, 3 4 and 5:			For	Against	Abstain
2. VOTE TO APPROVE OPTION GRANT TO CHAIRMAN			☐	☐	☐

3. VOTE TO APPROVE OPTION GRANTS TO KEY EMPLOYEES			☐	☐	☐

4. VOTE TO APPROVE OPTION GRANT INCREASES AND REPRICING			☐	☐	☐

5. NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION			☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name (s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Join owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (Please sign within box)	Date	Signature (Joint Owners)	Date

Appendix A

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made this day of March 30, 2020, by and between Travelzoo, a Delaware corporation (the "Company") and Ralph Bartel ("Optionee").

WHEREAS, the Company desires to grant Optionee certain options pursuant to the terms hereof to induce Optionee to remain as Chairman of the Company;

WHEREAS, the Company desires to grant to Optionee the option to purchase certain shares of its stock, in accordance with the terms of this Agreement, with such option intended to be a nonstatutory stock option that is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is covenanted and agreed as follows:
1.     Grant and Terms of Option. Pursuant to action of the Board of Directors of the Company (the “Board”), the Company grants, effective March 30, 2020 (“Date of Grant”) to Optionee the option to purchase all or any part of Eight Hundred Thousand (800,000) shares of the common stock of the Company, par value of $0.01 each ("Common Stock"), to vest quarterly over a period of two (2) years as set forth in the table below, at the purchase price of $3.49 per share, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on the Date of Grant; provided, however, that the right to exercise such option shall be, and is hereby, restricted as follows:
(a)    No shares may be purchased prior to June 30, 2020. Subject to the terms of this Agreement, the 800,000 stock options shall vest in eight (8) quarterly installments, beginning on April 1, 2020, as follows:

Vesting Date	Percentage of Stock Options Vesting
On June 30, 2020	12.5%
On September 30, 2020	12.5%
On December 31, 2020	12.5%
On March 31, 2021	12.5%
On June 30, 2021	12.5%
On September 30, 2021	12.5%
On December 31, 2021	12.5%
On March 31, 2022	12.5%
On or after March 31, 2022, during the term hereof, Optionee will become entitled to purchase the entire number of shares (800,000 shares) to which this option relates.
(b)    In no event may this option or any part thereof be exercised after the expiration of five (5) years from the Date of Grant, which shall be the term of the option.
(c)    The purchase price of the shares subject to the option may be paid for (i) in cash, (ii) in the discretion of the Board, by tender of shares of Common Stock already owned by Optionee, or (iii) in the discretion of the Board, by such other method as the Board may determine.
(d)    The option may not be exercised for a fraction of a share.
(e)    The option may not be exercised if Optionee is no longer employed by the Company subject to the provisions of section 4 of this Agreement.

(f)    The option may not be exercised prior to obtaining shareholder approval and may be unwound and the outstanding options cancelled, if shareholder approval is not obtained. The option may not be exercised prior to the registration of the shares being offered under the Agreement, which registration shall be filed by the Company with the United States Securities and Exchange Commission following the Company’s next annual shareholder meeting.
(g)    The Board or the Committee shall also determine the methods by which shares of stock shall be delivered or deemed to be delivered to Optionee.
2.    Anti-Dilution Provisions. In the event that, during the term of this Agreement, there is any change in the number of shares of outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, not including any issuances of shares for consideration or capital increases by the Company, the number of shares covered by this option agreement and the price thereof shall be adjusted, to the same proportionate number of shares and price as in this original agreement.
3.    Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect.

The option may be exercised during Optionee's lifetime only by Optionee or his guardian or legal representative as set forth herein.
4.    Method of Exercise/Shares Issued on Exercise of Option. The option may be exercised (in whole or in part) at any time during the period specified in this Agreement, by delivering to the Secretary of the Company not less than thirty (30) days prior to the date of exercise (or such shorter period as the Company shall approve) (a) a written notice of exercise designating the number of shares to be purchased, signed by Optionee, and (b) payment of the full amount of the purchase price of the shares with respect to which the option is exercised. If the written notice of exercise is delivered by mail, or by any other means of delivery, the date of delivery and the date of exercise shall be the date the written notice is actually received by the Secretary. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares on any exercise hereof. No rights of a shareholder shall exist with respect to the Common Stock under this option as a result of the mere grant of this option.
5.    Board Administration. The Board, the Committee, or any successor or other committee authorized by the Board, subject to the express terms of this option, shall have plenary authority to interpret any provision of this option and to make any determinations necessary or advisable for the administration of this option and the exercise of the rights herein granted, and may waive or amend any provisions hereof in any manner not adversely affecting the rights granted to Optionee by the express terms hereof.
6.    Option not an Incentive Stock Option. It is intended that this option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, or otherwise qualify for any special tax benefits to Optionee.
7.    No Contract of Employment. Nothing contained in this Agreement shall be considered or construed as creating a contract of employment for any specified period of time. Nothing contained in this Agreement shall be considered or construed as requiring Optionee to provide future services to the Company while physically located in the United States.
8.    Restrictions on Exercise. This option may not be exercised if the issuance of Common Stock upon Optionee’s exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representations and warranty to the Company as may be required by any applicable law or regulation.

9.    Termination of Option. Notwithstanding anything to the contrary herein, this option shall not be exercisable after the expiration of the term of five (5) years from the Date of Grant, as set forth in section 1(b) hereof.
10.    Withholding upon Exercise. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this option. If the amount of any consideration payable to Optionee is insufficient to pay such taxes or if no consideration is payable to Optionee, upon request of the Company, Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this option.
11.    Severability. Any word, phrase, clause, sentence or other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.
12.    Non-Waiver of Rights. The Company’s failure to enforce at any time any of the provisions of this agreement or to require at any time performance by Optionee of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this agreement, or any part hereof, or the right of the Company thereafter to enforce each and every provision in accordance with the terms of this agreement.
13.    Entire Agreement; Amendments. No modification, amendment or waiver of any of the provisions of this agreement shall be effective unless in writing specifically referring hereto and signed by the parties hereto. This agreement supersedes all prior agreements and understandings between Optionee and the Company to the extent that any such agreements or understandings conflict with the terms of this agreement.
14.    Assignment. This agreement shall be freely assignable by the Company to and shall inure to the benefit of, and be binding upon, the Company, its successors and assigns and/or any other entity which shall succeed to the business presently being conducted by the Company.
15.    Governing Law. To the extent that Federal laws do not otherwise control, all determinations made, or actions taken pursuant hereto shall be governed by the laws of the state of New York, without regard to the conflict of laws rules thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Christina Sindoni Ciocca
Title: Director and General Counsel

OPTIONEE:
By: _____________________________

Name: Ralph Bartel

Title: Chairman

Appendix B-1

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made this day of September 5, 2019, by and between Travelzoo, a Delaware corporation (the "Company") and Christian Smart ("Optionee").

WHEREAS, Optionee has been providing services for the Company pursuant to an Employment Agreement, dated as of October 11, 2012, as amended, by and between Optionee and Travelzoo (Europe) Limited, a subsidiary of the Company (“Employment Agreement”); and

WHEREAS, the Company desires to grant to Optionee the option to purchase certain shares of its stock, in accordance with the terms of this Agreement, with such option intended to be a nonstatutory stock option that is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is covenanted and agreed as follows:
1.     Grant and Terms of Option. Pursuant to action of the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), the Company grants, effective September 5, 2019 (“Date of Grant”) to Optionee the option to purchase all or any part of Fifty Thousand (50,000) shares of the common stock of the Company, par value of $0.01 each ("Common Stock"), to vest annually over a period of four (4) years as set forth in the table below, at the purchase price of $10.79 per share, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on the Date of Grant; provided, however, that the right to exercise such option shall be, and is hereby, restricted as follows:
(a)    No shares may be purchased prior to September 5, 2020. Subject to the terms of this Agreement, the 50,000 stock options shall vest annually as follows:

Vesting Date	Percentage of Stock Options Vesting
On September 5, 2020	25%
On September 5, 2021	25%
On September 5, 2022	25%
On September 5, 2023	25%
On or after September 5, 2023, during the term hereof, Optionee will become entitled to purchase the entire number of shares (50,000 shares) to which this option relates.
(b)    In no event may this option or any part thereof be exercised after the expiration of five (5) years from the Date of Grant, which shall be the term of the option.
(c)    The purchase price of the shares subject to the option may be paid for (i) in cash, (ii) in the discretion of the Board, by tender of shares of Common Stock already owned by Optionee, or (iii) in the discretion of the Board, by such other method as the Board may determine.
(d)    The option may not be exercised for a fraction of a share.
(e)    The option may not be exercised if Optionee is no longer employed by the Company subject to the provisions of section 4 of this Agreement.
(f)    The option may not be exercised if shareholder approval is not received and may not be exercised prior to the registration of the shares being offered under the Agreement, which registration shall be filed by the Company with the United States Securities and Exchange Commission following the Company’s next annual shareholder meeting.

(g)    The Board or the Committee shall also determine the methods by which shares of stock shall be delivered or deemed to be delivered to Optionee.
2.    Anti-Dilution Provisions. In the event that, during the term of this Agreement, there is any change in the number of shares of outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, not including any issuances of shares for consideration or capital increases by the Company, the number of shares covered by this option agreement and the price thereof shall be adjusted, to the same proportionate number of shares and price as in this original agreement.
3.    Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect.

The option may be exercised during Optionee's lifetime only by Optionee or his guardian or legal representative as set forth herein.
4.    Termination of Employment. In the event of the termination of the Employment Agreement prior to its expiration, or to the extent the Company terminates employment of Optionee, including upon death or disability, Optionee’s (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) right to exercise the option, only to the extent it was vested and he was entitled to exercise it on the date of termination of services or employment, shall continue for 90 days after such termination but not after five (5) years from the Date of Grant. If Optionee (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) does not exercise the option within 90 days following such termination of Employment, any unexercised vested option shall be null and void.
5.    Method of Exercise/Shares Issued on Exercise of Option. The option may be exercised (in whole or in part) at any time during the period specified in this Agreement, by delivering to the Secretary of the Company not less than thirty (30) days prior to the date of exercise (or such shorter period as the Company shall approve) (a) a written notice of exercise designating the number of shares to be purchased, signed by Optionee, and (b) payment of the full amount of the purchase price of the shares with respect to which the option is exercised. If the written notice of exercise is delivered by mail, or by any other means of delivery, the date of delivery and the date of exercise shall be the date the written notice is actually received by the Secretary. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares on any exercise hereof. No rights of a shareholder shall exist with respect to the Common Stock under this option as a result of the mere grant of this option.
6.    Board Administration. The Board, the Committee, or any successor or other committee authorized by the Board, subject to the express terms of this option, shall have plenary authority to interpret any provision of this option and to make any determinations necessary or advisable for the administration of this option and the exercise of the rights herein granted, and may waive or amend any provisions hereof in any manner not adversely affecting the rights granted to Optionee by the express terms hereof.
7.    Option not an Incentive Stock Option. It is intended that this option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, or otherwise qualify for any special tax benefits to Optionee.
8.    No Contract of Employment. Nothing contained in this Agreement shall be considered or construed as creating a contract of employment for any specified period of time.
9.    Restrictions on Exercise. This option may not be exercised if the issuance of Common Stock upon Optionee’s exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representations and warranty to the Company as may be required by any applicable law or regulation.

10.    Termination of Option. Notwithstanding anything to the contrary herein, this option shall not be exercisable after the expiration of the term of five (5) years from the Date of Grant, as set forth in section 1(b) hereof.
11.    Withholding upon Exercise. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this option. If the amount of any consideration payable to Optionee is insufficient to pay such taxes or if no consideration is payable to Optionee, upon request of the Company, Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this option.
12.    Severability. Any word, phrase, clause, sentence or other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.
13.    Non-Waiver of Rights. The Company’s failure to enforce at any time any of the provisions of this agreement or to require at any time performance by Optionee of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this agreement, or any part hereof, or the right of the Company thereafter to enforce each and every provision in accordance with the terms of this agreement.
14.    Entire Agreement; Amendments. No modification, amendment or waiver of any of the provisions of this agreement shall be effective unless in writing specifically referring hereto and signed by the parties hereto. This agreement supersedes all prior agreements and understandings between Optionee and the Company to the extent that any such agreements or understandings conflict with the terms of this agreement.
15.    Assignment. This agreement shall be freely assignable by the Company to and shall inure to the benefit of, and be binding upon, the Company, its successors and assigns and/or any other entity which shall succeed to the business presently being conducted by the Company.
16.    Governing Law. To the extent that Federal laws do not otherwise control, all determinations made, or actions taken pursuant hereto shall be governed by the laws of the state of New York, without regard to the conflict of laws rules thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman
Date: September 5, 2019

OPTIONEE:
By: _____________________________

Name: Christian Smart

Title: General Manager, Germany

Date:

Appendix B-2

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made this day of September 5, 2019, by and between Travelzoo, a Delaware corporation (the "Company") and James Clarke ("Optionee").

WHEREAS, Optionee has been providing services for the Company pursuant to an Employment Agreement, as amended, by and between Optionee and Travelzoo (Europe) Limited, a subsidiary of the Company (“Employment Agreement”); and

WHEREAS, the Company desires to grant to Optionee the option to purchase certain shares of its stock, in accordance with the terms of this Agreement, with such option intended to be a nonstatutory stock option that is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is covenanted and agreed as follows:
1.     Grant and Terms of Option. Pursuant to action of the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), the Company grants, effective September 5, 2019 (“Date of Grant”) to Optionee the option to purchase all or any part of Fifty Thousand (50,000) shares of the common stock of the Company, par value of $0.01 each ("Common Stock"), to vest annually over a period of four (4) years as set forth in the table below, at the purchase price of $10.79 per share, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on the Date of Grant; provided, however, that the right to exercise such option shall be, and is hereby, restricted as follows:
(a)    No shares may be purchased prior to September 5, 2020. Subject to the terms of this Agreement, the 50,000 stock options shall vest annually as follows:

Vesting Date	Percentage of Stock Options Vesting
On September 5, 2020	25%
On September 5, 2021	25%
On September 5, 2022	25%
On September 5, 2023	25%
On or after September 5, 2023, during the term hereof, Optionee will become entitled to purchase the entire number of shares (50,000 shares) to which this option relates.
(b)    In no event may this option or any part thereof be exercised after the expiration of five (5) years from the Date of Grant, which shall be the term of the option.
(c)    The purchase price of the shares subject to the option may be paid for (i) in cash, (ii) in the discretion of the Board, by tender of shares of Common Stock already owned by Optionee, or (iii) in the discretion of the Board, by such other method as the Board may determine.
(d)    The option may not be exercised for a fraction of a share.
(e)    The option may not be exercised if Optionee is no longer employed by the Company subject to the provisions of section 4 of this Agreement.
(f)    The option may not be exercised if shareholder approval is not received and may not be exercised prior to the registration of the shares being offered under the Agreement, which registration shall be filed by the Company with the United States Securities and Exchange Commission following the Company’s next annual shareholder meeting.

(g)    The Board or the Committee shall also determine the methods by which shares of stock shall be delivered or deemed to be delivered to Optionee.
2.    Anti-Dilution Provisions. In the event that, during the term of this Agreement, there is any change in the number of shares of outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, not including any issuances of shares for consideration or capital increases by the Company, the number of shares covered by this option agreement and the price thereof shall be adjusted, to the same proportionate number of shares and price as in this original agreement.
3.    Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect.

The option may be exercised during Optionee's lifetime only by Optionee or his guardian or legal representative as set forth herein.
4.    Termination of Employment. In the event of the termination of the Employment Agreement prior to its expiration, or to the extent the Company terminates employment of Optionee, including upon death or disability, Optionee’s (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) right to exercise the option, only to the extent it was vested and he was entitled to exercise it on the date of termination of services or employment, shall continue for 90 days after such termination but not after five (5) years from the Date of Grant. If Optionee (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) does not exercise the option within 90 days following such termination of Employment, any unexercised vested option shall be null and void.
5.    Method of Exercise/Shares Issued on Exercise of Option. The option may be exercised (in whole or in part) at any time during the period specified in this Agreement, by delivering to the Secretary of the Company not less than thirty (30) days prior to the date of exercise (or such shorter period as the Company shall approve) (a) a written notice of exercise designating the number of shares to be purchased, signed by Optionee, and (b) payment of the full amount of the purchase price of the shares with respect to which the option is exercised. If the written notice of exercise is delivered by mail, or by any other means of delivery, the date of delivery and the date of exercise shall be the date the written notice is actually received by the Secretary. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares on any exercise hereof. No rights of a shareholder shall exist with respect to the Common Stock under this option as a result of the mere grant of this option.
6.    Board Administration. The Board, the Committee, or any successor or other committee authorized by the Board, subject to the express terms of this option, shall have plenary authority to interpret any provision of this option and to make any determinations necessary or advisable for the administration of this option and the exercise of the rights herein granted, and may waive or amend any provisions hereof in any manner not adversely affecting the rights granted to Optionee by the express terms hereof.
7.    Option not an Incentive Stock Option. It is intended that this option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, or otherwise qualify for any special tax benefits to Optionee.
8.    No Contract of Employment. Nothing contained in this Agreement shall be considered or construed as creating a contract of employment for any specified period of time.
9.    Restrictions on Exercise. This option may not be exercised if the issuance of Common Stock upon Optionee’s exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representations and warranty to the Company as may be required by any applicable law or regulation.

10.    Termination of Option. Notwithstanding anything to the contrary herein, this option shall not be exercisable after the expiration of the term of five (5) years from the Date of Grant, as set forth in section 1(b) hereof.
11.    Withholding upon Exercise. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this option. If the amount of any consideration payable to Optionee is insufficient to pay such taxes or if no consideration is payable to Optionee, upon request of the Company, Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this option.
12.    Severability. Any word, phrase, clause, sentence or other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.
13.    Non-Waiver of Rights. The Company’s failure to enforce at any time any of the provisions of this agreement or to require at any time performance by Optionee of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this agreement, or any part hereof, or the right of the Company thereafter to enforce each and every provision in accordance with the terms of this agreement.
14.    Entire Agreement; Amendments. No modification, amendment or waiver of any of the provisions of this agreement shall be effective unless in writing specifically referring hereto and signed by the parties hereto. This agreement supersedes all prior agreements and understandings between Optionee and the Company to the extent that any such agreements or understandings conflict with the terms of this agreement.
15.    Assignment. This agreement shall be freely assignable by the Company to and shall inure to the benefit of, and be binding upon, the Company, its successors and assigns and/or any other entity which shall succeed to the business presently being conducted by the Company.
16.    Governing Law. To the extent that Federal laws do not otherwise control, all determinations made, or actions taken pursuant hereto shall be governed by the laws of the state of New York, without regard to the conflict of laws rules thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman
Date: September 5, 2019

OPTIONEE:
By: _____________________________

Name: James Clarke

Title: General Manager, UK

Date:

Appendix B-3

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made this day of September 5, 2019, by and between Travelzoo, a Delaware corporation (the "Company") and Lara Barlow ("Optionee").

WHEREAS, Optionee has been providing services for the Company pursuant to an Employment Agreement, dated as of June 8, 2009, as amended, by and between Optionee and Travelzoo (Canada) Inc., a subsidiary of the Company (“Employment Agreement”); and

WHEREAS, the Company desires to grant to Optionee the option to purchase certain shares of its stock, in accordance with the terms of this Agreement, with such option intended to be a nonstatutory stock option that is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is covenanted and agreed as follows:
1.     Grant and Terms of Option. Pursuant to action of the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), the Company grants, effective September 5, 2019 (“Date of Grant”) to Optionee the option to purchase all or any part of Fifty Thousand (50,000) shares of the common stock of the Company, par value of $0.01 each ("Common Stock"), to vest annually over a period of four (4) years as set forth in the table below, at the purchase price of $10.79 per share, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on the Date of Grant; provided, however, that the right to exercise such option shall be, and is hereby, restricted as follows:
(a)    No shares may be purchased prior to September 5, 2020. Subject to the terms of this Agreement, the 50,000 stock options shall vest annually as follows:

Vesting Date	Percentage of Stock Options Vesting
On September 5, 2020	25%
On September 5, 2021	25%
On September 5, 2022	25%
On September 5, 2023	25%
On or after September 5, 2023, during the term hereof, Optionee will become entitled to purchase the entire number of shares (50,000 shares) to which this option relates.
(b)    In no event may this option or any part thereof be exercised after the expiration of five (5) years from the Date of Grant, which shall be the term of the option.
(c)    The purchase price of the shares subject to the option may be paid for (i) in cash, (ii) in the discretion of the Board, by tender of shares of Common Stock already owned by Optionee, or (iii) in the discretion of the Board, by such other method as the Board may determine.
(d)    The option may not be exercised for a fraction of a share.
(e)    The option may not be exercised if Optionee is no longer employed by the Company subject to the provisions of section 4 of this Agreement.
(f)    The option may not be exercised if shareholder approval is not received and may not be exercised prior to the registration of the shares being offered under the Agreement, which registration shall be filed by the Company with the United States Securities and Exchange Commission following the Company’s next annual shareholder meeting.

(g)    The Board or the Committee shall also determine the methods by which shares of stock shall be delivered or deemed to be delivered to Optionee.
2.    Anti-Dilution Provisions. In the event that, during the term of this Agreement, there is any change in the number of shares of outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, not including any issuances of shares for consideration or capital increases by the Company, the number of shares covered by this option agreement and the price thereof shall be adjusted, to the same proportionate number of shares and price as in this original agreement.
3.    Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect.

The option may be exercised during Optionee's lifetime only by Optionee or his guardian or legal representative as set forth herein.
4.    Termination of Employment. In the event of the termination of the Employment Agreement prior to its expiration, or to the extent the Company terminates employment of Optionee, including upon death or disability, Optionee’s (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) right to exercise the option, only to the extent it was vested and he was entitled to exercise it on the date of termination of services or employment, shall continue for 90 days after such termination but not after five (5) years from the Date of Grant. If Optionee (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) does not exercise the option within 90 days following such termination of Employment, any unexercised vested option shall be null and void.
5.    Method of Exercise/Shares Issued on Exercise of Option. The option may be exercised (in whole or in part) at any time during the period specified in this Agreement, by delivering to the Secretary of the Company not less than thirty (30) days prior to the date of exercise (or such shorter period as the Company shall approve) (a) a written notice of exercise designating the number of shares to be purchased, signed by Optionee, and (b) payment of the full amount of the purchase price of the shares with respect to which the option is exercised. If the written notice of exercise is delivered by mail, or by any other means of delivery, the date of delivery and the date of exercise shall be the date the written notice is actually received by the Secretary. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares on any exercise hereof. No rights of a shareholder shall exist with respect to the Common Stock under this option as a result of the mere grant of this option.
6.    Board Administration. The Board, the Committee, or any successor or other committee authorized by the Board, subject to the express terms of this option, shall have plenary authority to interpret any provision of this option and to make any determinations necessary or advisable for the administration of this option and the exercise of the rights herein granted, and may waive or amend any provisions hereof in any manner not adversely affecting the rights granted to Optionee by the express terms hereof.
7.    Option not an Incentive Stock Option. It is intended that this option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, or otherwise qualify for any special tax benefits to Optionee.
8.    No Contract of Employment. Nothing contained in this Agreement shall be considered or construed as creating a contract of employment for any specified period of time.
9.    Restrictions on Exercise. This option may not be exercised if the issuance of Common Stock upon Optionee’s exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representations and warranty to the Company as may be required by any applicable law or regulation.

10.    Termination of Option. Notwithstanding anything to the contrary herein, this option shall not be exercisable after the expiration of the term of five (5) years from the Date of Grant, as set forth in section 1(b) hereof.
11.    Withholding upon Exercise. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this option. If the amount of any consideration payable to Optionee is insufficient to pay such taxes or if no consideration is payable to Optionee, upon request of the Company, Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this option.
12.    Severability. Any word, phrase, clause, sentence or other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.
13.    Non-Waiver of Rights. The Company’s failure to enforce at any time any of the provisions of this agreement or to require at any time performance by Optionee of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this agreement, or any part hereof, or the right of the Company thereafter to enforce each and every provision in accordance with the terms of this agreement.
14.    Entire Agreement; Amendments. No modification, amendment or waiver of any of the provisions of this agreement shall be effective unless in writing specifically referring hereto and signed by the parties hereto. This agreement supersedes all prior agreements and understandings between Optionee and the Company to the extent that any such agreements or understandings conflict with the terms of this agreement.
15.    Assignment. This agreement shall be freely assignable by the Company to and shall inure to the benefit of, and be binding upon, the Company, its successors and assigns and/or any other entity which shall succeed to the business presently being conducted by the Company.
16.    Governing Law. To the extent that Federal laws do not otherwise control, all determinations made, or actions taken pursuant hereto shall be governed by the laws of the state of New York, without regard to the conflict of laws rules thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman
Date: September 5, 2019

OPTIONEE:
By: _____________________________

Name: Lara Barlow

Title: General Manager, Canada

Date:

Appendix B-4

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made this day of September 5, 2019, by and between Travelzoo, a Delaware corporation (the "Company") and Nancy Faure ("Optionee").

WHEREAS, Optionee has been providing services for the Company pursuant to an Employment Agreement, dated as of June 29, 2018, as amended, by and between Optionee and Travelzoo (Europe) Limited, a subsidiary of the Company (“Employment Agreement”); and

WHEREAS, the Company desires to grant to Optionee the option to purchase certain shares of its stock, in accordance with the terms of this Agreement, with such option intended to be a nonstatutory stock option that is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is covenanted and agreed as follows:
1.     Grant and Terms of Option. Pursuant to action of the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), the Company grants, effective September 5, 2019 (“Date of Grant”) to Optionee the option to purchase all or any part of Fifty Thousand (50,000) shares of the common stock of the Company, par value of $0.01 each ("Common Stock"), to vest annually over a period of four (4) years as set forth in the table below, at the purchase price of $10.79 per share, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on the Date of Grant; provided, however, that the right to exercise such option shall be, and is hereby, restricted as follows:
(a)    No shares may be purchased prior to September 5, 2020. Subject to the terms of this Agreement, the 50,000 stock options shall vest annually as follows:

Vesting Date	Percentage of Stock Options Vesting
On September 5, 2020	25%
On September 5, 2021	25%
On September 5, 2022	25%
On September 5, 2023	25%
On or after September 5, 2023, during the term hereof, Optionee will become entitled to purchase the entire number of shares (50,000 shares) to which this option relates.
(b)    In no event may this option or any part thereof be exercised after the expiration of five (5) years from the Date of Grant, which shall be the term of the option.
(c)    The purchase price of the shares subject to the option may be paid for (i) in cash, (ii) in the discretion of the Board, by tender of shares of Common Stock already owned by Optionee, or (iii) in the discretion of the Board, by such other method as the Board may determine.
(d)    The option may not be exercised for a fraction of a share.
(e)    The option may not be exercised if Optionee is no longer employed by the Company subject to the provisions of section 4 of this Agreement.
(f)    The option may not be exercised if shareholder approval is not received and may not be exercised prior to the registration of the shares being offered under the Agreement, which registration shall be filed by the Company with the United States Securities and Exchange Commission following the Company’s next annual shareholder meeting.

(g)    The Board or the Committee shall also determine the methods by which shares of stock shall be delivered or deemed to be delivered to Optionee.
2.    Anti-Dilution Provisions. In the event that, during the term of this Agreement, there is any change in the number of shares of outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, not including any issuances of shares for consideration or capital increases by the Company, the number of shares covered by this option agreement and the price thereof shall be adjusted, to the same proportionate number of shares and price as in this original agreement.
3.    Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect.

The option may be exercised during Optionee's lifetime only by Optionee or his guardian or legal representative as set forth herein.
4.    Termination of Employment. In the event of the termination of the Employment Agreement prior to its expiration, or to the extent the Company terminates employment of Optionee, including upon death or disability, Optionee’s (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) right to exercise the option, only to the extent it was vested and he was entitled to exercise it on the date of termination of services or employment, shall continue for 90 days after such termination but not after five (5) years from the Date of Grant. If Optionee (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) does not exercise the option within 90 days following such termination of Employment, any unexercised vested option shall be null and void.
5.    Method of Exercise/Shares Issued on Exercise of Option. The option may be exercised (in whole or in part) at any time during the period specified in this Agreement, by delivering to the Secretary of the Company not less than thirty (30) days prior to the date of exercise (or such shorter period as the Company shall approve) (a) a written notice of exercise designating the number of shares to be purchased, signed by Optionee, and (b) payment of the full amount of the purchase price of the shares with respect to which the option is exercised. If the written notice of exercise is delivered by mail, or by any other means of delivery, the date of delivery and the date of exercise shall be the date the written notice is actually received by the Secretary. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares on any exercise hereof. No rights of a shareholder shall exist with respect to the Common Stock under this option as a result of the mere grant of this option.
6.    Board Administration. The Board, the Committee, or any successor or other committee authorized by the Board, subject to the express terms of this option, shall have plenary authority to interpret any provision of this option and to make any determinations necessary or advisable for the administration of this option and the exercise of the rights herein granted, and may waive or amend any provisions hereof in any manner not adversely affecting the rights granted to Optionee by the express terms hereof.
7.    Option not an Incentive Stock Option. It is intended that this option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, or otherwise qualify for any special tax benefits to Optionee.
8.    No Contract of Employment. Nothing contained in this Agreement shall be considered or construed as creating a contract of employment for any specified period of time.
9.    Restrictions on Exercise. This option may not be exercised if the issuance of Common Stock upon Optionee’s exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representations and warranty to the Company as may be required by any applicable law or regulation.

10.    Termination of Option. Notwithstanding anything to the contrary herein, this option shall not be exercisable after the expiration of the term of five (5) years from the Date of Grant, as set forth in section 1(b) hereof.
11.    Withholding upon Exercise. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this option. If the amount of any consideration payable to Optionee is insufficient to pay such taxes or if no consideration is payable to Optionee, upon request of the Company, Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this option.
12.    Severability. Any word, phrase, clause, sentence or other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.
13.    Non-Waiver of Rights. The Company’s failure to enforce at any time any of the provisions of this agreement or to require at any time performance by Optionee of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this agreement, or any part hereof, or the right of the Company thereafter to enforce each and every provision in accordance with the terms of this agreement.
14.    Entire Agreement; Amendments. No modification, amendment or waiver of any of the provisions of this agreement shall be effective unless in writing specifically referring hereto and signed by the parties hereto. This agreement supersedes all prior agreements and understandings between Optionee and the Company to the extent that any such agreements or understandings conflict with the terms of this agreement.
15.    Assignment. This agreement shall be freely assignable by the Company to and shall inure to the benefit of, and be binding upon, the Company, its successors and assigns and/or any other entity which shall succeed to the business presently being conducted by the Company.
16.    Governing Law. To the extent that Federal laws do not otherwise control, all determinations made, or actions taken pursuant hereto shall be governed by the laws of the state of New York, without regard to the conflict of laws rules thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman
Date: September 5, 2019

OPTIONEE:
By: _____________________________

Name: Nancy Faure

Title: General Manager, France

Date:

Appendix B-5

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made this day of September 5, 2019, by and between Travelzoo, a Delaware corporation (the "Company") and Stephan Keschelis ("Optionee").

WHEREAS, Optionee has been providing services for the Company pursuant to an Employment Agreement, dated as of November 21, 2018, as amended, by and between Optionee and Travelzoo (Europe) Limited, a subsidiary of the Company (“Employment Agreement”); and

WHEREAS, the Company desires to grant to Optionee the option to purchase certain shares of its stock, in accordance with the terms of this Agreement, with such option intended to be a nonstatutory stock option that is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is covenanted and agreed as follows:
1.     Grant and Terms of Option. Pursuant to action of the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), the Company grants, effective September 5, 2019 (“Date of Grant”) to Optionee the option to purchase all or any part of Fifty Thousand (50,000) shares of the common stock of the Company, par value of $0.01 each ("Common Stock"), to vest annually over a period of four (4) years as set forth in the table below, at the purchase price of $10.79 per share, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on the Date of Grant; provided, however, that the right to exercise such option shall be, and is hereby, restricted as follows:
(a)    No shares may be purchased prior to September 5, 2020. Subject to the terms of this Agreement, the 50,000 stock options shall vest annually as follows:

Vesting Date	Percentage of Stock Options Vesting
On September 5, 2020	25%
On September 5, 2021	25%
On September 5, 2022	25%
On September 5, 2023	25%
On or after September 5, 2023, during the term hereof, Optionee will become entitled to purchase the entire number of shares (50,000 shares) to which this option relates.
(b)    In no event may this option or any part thereof be exercised after the expiration of five (5) years from the Date of Grant, which shall be the term of the option.
(c)    The purchase price of the shares subject to the option may be paid for (i) in cash, (ii) in the discretion of the Board, by tender of shares of Common Stock already owned by Optionee, or (iii) in the discretion of the Board, by such other method as the Board may determine.
(d)    The option may not be exercised for a fraction of a share.
(e)    The option may not be exercised if Optionee is no longer employed by the Company subject to the provisions of section 4 of this Agreement.
(f)    The option may not be exercised if shareholder approval is not received and may not be exercised prior to the registration of the shares being offered under the Agreement, which registration shall be filed by the Company with the United States Securities and Exchange Commission following the Company’s next annual shareholder meeting.

(g)    The Board or the Committee shall also determine the methods by which shares of stock shall be delivered or deemed to be delivered to Optionee.
2.    Anti-Dilution Provisions. In the event that, during the term of this Agreement, there is any change in the number of shares of outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, not including any issuances of shares for consideration or capital increases by the Company, the number of shares covered by this option agreement and the price thereof shall be adjusted, to the same proportionate number of shares and price as in this original agreement.
3.    Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect.

The option may be exercised during Optionee's lifetime only by Optionee or his guardian or legal representative as set forth herein.
4.    Termination of Employment. In the event of the termination of the Employment Agreement prior to its expiration, or to the extent the Company terminates employment of Optionee, including upon death or disability, Optionee’s (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) right to exercise the option, only to the extent it was vested and he was entitled to exercise it on the date of termination of services or employment, shall continue for 90 days after such termination but not after five (5) years from the Date of Grant. If Optionee (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) does not exercise the option within 90 days following such termination of Employment, any unexercised vested option shall be null and void.
5.    Method of Exercise/Shares Issued on Exercise of Option. The option may be exercised (in whole or in part) at any time during the period specified in this Agreement, by delivering to the Secretary of the Company not less than thirty (30) days prior to the date of exercise (or such shorter period as the Company shall approve) (a) a written notice of exercise designating the number of shares to be purchased, signed by Optionee, and (b) payment of the full amount of the purchase price of the shares with respect to which the option is exercised. If the written notice of exercise is delivered by mail, or by any other means of delivery, the date of delivery and the date of exercise shall be the date the written notice is actually received by the Secretary. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares on any exercise hereof. No rights of a shareholder shall exist with respect to the Common Stock under this option as a result of the mere grant of this option.
6.    Board Administration. The Board, the Committee, or any successor or other committee authorized by the Board, subject to the express terms of this option, shall have plenary authority to interpret any provision of this option and to make any determinations necessary or advisable for the administration of this option and the exercise of the rights herein granted, and may waive or amend any provisions hereof in any manner not adversely affecting the rights granted to Optionee by the express terms hereof.
7.    Option not an Incentive Stock Option. It is intended that this option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, or otherwise qualify for any special tax benefits to Optionee.
8.    No Contract of Employment. Nothing contained in this Agreement shall be considered or construed as creating a contract of employment for any specified period of time.
9.    Restrictions on Exercise. This option may not be exercised if the issuance of Common Stock upon Optionee’s exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representations and warranty to the Company as may be required by any applicable law or regulation.

10.    Termination of Option. Notwithstanding anything to the contrary herein, this option shall not be exercisable after the expiration of the term of five (5) years from the Date of Grant, as set forth in section 1(b) hereof.
11.    Withholding upon Exercise. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this option. If the amount of any consideration payable to Optionee is insufficient to pay such taxes or if no consideration is payable to Optionee, upon request of the Company, Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this option.
12.    Severability. Any word, phrase, clause, sentence or other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.
13.    Non-Waiver of Rights. The Company’s failure to enforce at any time any of the provisions of this agreement or to require at any time performance by Optionee of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this agreement, or any part hereof, or the right of the Company thereafter to enforce each and every provision in accordance with the terms of this agreement.
14.    Entire Agreement; Amendments. No modification, amendment or waiver of any of the provisions of this agreement shall be effective unless in writing specifically referring hereto and signed by the parties hereto. This agreement supersedes all prior agreements and understandings between Optionee and the Company to the extent that any such agreements or understandings conflict with the terms of this agreement.
15.    Assignment. This agreement shall be freely assignable by the Company to and shall inure to the benefit of, and be binding upon, the Company, its successors and assigns and/or any other entity which shall succeed to the business presently being conducted by the Company.
16.    Governing Law. To the extent that Federal laws do not otherwise control, all determinations made, or actions taken pursuant hereto shall be governed by the laws of the state of New York, without regard to the conflict of laws rules thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman
Date: September 5, 2019

OPTIONEE:
By: _____________________________

Name: Stephan Keschelis

Title: General Manager, Spain

Date:

Appendix B-6

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made this day of September 5, 2019, by and between Travelzoo, a Delaware corporation (the "Company") and Sonja Haas ("Optionee").

WHEREAS, Optionee has been providing services for the Company pursuant to an Employment Agreement, dated as of November 23, 2017, as amended, by and between Optionee and Travelzoo (Europe) Limited, a subsidiary of the Company (“Employment Agreement”); and

WHEREAS, the Company desires to grant to Optionee the option to purchase certain shares of its stock, in accordance with the terms of this Agreement, with such option intended to be a nonstatutory stock option that is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is covenanted and agreed as follows:
1.     Grant and Terms of Option. Pursuant to action of the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), the Company grants, effective September 5, 2019 (“Date of Grant”) to Optionee the option to purchase all or any part of Fifty Thousand (50,000) shares of the common stock of the Company, par value of $0.01 each ("Common Stock"), to vest annually over a period of four (4) years as set forth in the table below, at the purchase price of $10.79 per share, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on the Date of Grant; provided, however, that the right to exercise such option shall be, and is hereby, restricted as follows:
(a)    No shares may be purchased prior to September 5, 2020. Subject to the terms of this Agreement, the 50,000 stock options shall vest annually as follows:

Vesting Date	Percentage of Stock Options Vesting
On September 5, 2020	25%
On September 5, 2021	25%
On September 5, 2022	25%
On September 5, 2023	25%
On or after September 5, 2023, during the term hereof, Optionee will become entitled to purchase the entire number of shares (50,000 shares) to which this option relates.
(b)    In no event may this option or any part thereof be exercised after the expiration of five (5) years from the Date of Grant, which shall be the term of the option.
(c)    The purchase price of the shares subject to the option may be paid for (i) in cash, (ii) in the discretion of the Board, by tender of shares of Common Stock already owned by Optionee, or (iii) in the discretion of the Board, by such other method as the Board may determine.
(d)    The option may not be exercised for a fraction of a share.
(e)    The option may not be exercised if Optionee is no longer employed by the Company subject to the provisions of section 4 of this Agreement.
(f)    The option may not be exercised if shareholder approval is not received and may not be exercised prior to the registration of the shares being offered under the Agreement, which registration shall be filed by the Company with the United States Securities and Exchange Commission following the Company’s next annual shareholder meeting.

(g)    The Board or the Committee shall also determine the methods by which shares of stock shall be delivered or deemed to be delivered to Optionee.
2.    Anti-Dilution Provisions. In the event that, during the term of this Agreement, there is any change in the number of shares of outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, not including any issuances of shares for consideration or capital increases by the Company, the number of shares covered by this option agreement and the price thereof shall be adjusted, to the same proportionate number of shares and price as in this original agreement.
3.    Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect.

The option may be exercised during Optionee's lifetime only by Optionee or his guardian or legal representative as set forth herein.
4.    Termination of Employment. In the event of the termination of the Employment Agreement prior to its expiration, or to the extent the Company terminates employment of Optionee, including upon death or disability, Optionee’s (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) right to exercise the option, only to the extent it was vested and he was entitled to exercise it on the date of termination of services or employment, shall continue for 90 days after such termination but not after five (5) years from the Date of Grant. If Optionee (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) does not exercise the option within 90 days following such termination of Employment, any unexercised vested option shall be null and void.
5.    Method of Exercise/Shares Issued on Exercise of Option. The option may be exercised (in whole or in part) at any time during the period specified in this Agreement, by delivering to the Secretary of the Company not less than thirty (30) days prior to the date of exercise (or such shorter period as the Company shall approve) (a) a written notice of exercise designating the number of shares to be purchased, signed by Optionee, and (b) payment of the full amount of the purchase price of the shares with respect to which the option is exercised. If the written notice of exercise is delivered by mail, or by any other means of delivery, the date of delivery and the date of exercise shall be the date the written notice is actually received by the Secretary. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares on any exercise hereof. No rights of a shareholder shall exist with respect to the Common Stock under this option as a result of the mere grant of this option.
6.    Board Administration. The Board, the Committee, or any successor or other committee authorized by the Board, subject to the express terms of this option, shall have plenary authority to interpret any provision of this option and to make any determinations necessary or advisable for the administration of this option and the exercise of the rights herein granted, and may waive or amend any provisions hereof in any manner not adversely affecting the rights granted to Optionee by the express terms hereof.
7.    Option not an Incentive Stock Option. It is intended that this option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, or otherwise qualify for any special tax benefits to Optionee.
8.    No Contract of Employment. Nothing contained in this Agreement shall be considered or construed as creating a contract of employment for any specified period of time.
9.    Restrictions on Exercise. This option may not be exercised if the issuance of Common Stock upon Optionee’s exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representations and warranty to the Company as may be required by any applicable law or regulation.

10.    Termination of Option. Notwithstanding anything to the contrary herein, this option shall not be exercisable after the expiration of the term of five (5) years from the Date of Grant, as set forth in section 1(b) hereof.
11.    Withholding upon Exercise. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this option. If the amount of any consideration payable to Optionee is insufficient to pay such taxes or if no consideration is payable to Optionee, upon request of the Company, Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this option.
12.    Severability. Any word, phrase, clause, sentence or other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.
13.    Non-Waiver of Rights. The Company’s failure to enforce at any time any of the provisions of this agreement or to require at any time performance by Optionee of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this agreement, or any part hereof, or the right of the Company thereafter to enforce each and every provision in accordance with the terms of this agreement.
14.    Entire Agreement; Amendments. No modification, amendment or waiver of any of the provisions of this agreement shall be effective unless in writing specifically referring hereto and signed by the parties hereto. This agreement supersedes all prior agreements and understandings between Optionee and the Company to the extent that any such agreements or understandings conflict with the terms of this agreement.
15.    Assignment. This agreement shall be freely assignable by the Company to and shall inure to the benefit of, and be binding upon, the Company, its successors and assigns and/or any other entity which shall succeed to the business presently being conducted by the Company.
16.    Governing Law. To the extent that Federal laws do not otherwise control, all determinations made, or actions taken pursuant hereto shall be governed by the laws of the state of New York, without regard to the conflict of laws rules thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman
Date: September 5, 2019

OPTIONEE:
By: _____________________________

Name: Sonja Haas

Title: Global Head of Human Resources

Date:

Appendix C

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made this day of March 30, 2020, by and between Travelzoo, a Delaware corporation (the "Company") and Lisa Su ("Optionee").

WHEREAS, Optionee has been providing services for the Company pursuant to an Employment Agreement, as amended, by and between Optionee and the Company (“Employment Agreement”); and

WHEREAS, the Company desires to grant to Optionee the option to purchase certain shares of its stock, in accordance with the terms of this Agreement, with such option intended to be a nonstatutory stock option that is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is covenanted and agreed as follows:
1.     Grant and Terms of Option. Pursuant to action of the Board of Directors of the Company (the “Board”), the Company grants, effective March 30, 2020 (“Date of Grant”) to Optionee the option to purchase all or any part of One Hundred Thousand (100,000) shares of the common stock of the Company, par value of $0.01 each ("Common Stock"), to vest annually over a period of four (4) years as set forth in the table below, at the purchase price of $3.49 per share, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on the Date of Grant; provided, however, that the right to exercise such option shall be, and is hereby, restricted as follows:
(a)    No shares may be purchased prior to March 30, 2021. Subject to the terms of this Agreement, the 100,000 stock options shall vest annually as follows:

Vesting Date	Percentage of Stock Options Vesting
On March 30, 2021	25%
On March 30, 2022	25%
On March 30, 2023	25%
On March 30, 2024	25%
On or after March 30, 2024, during the term hereof, Optionee will become entitled to purchase the entire number of shares (100,000 shares) to which this option relates.
(b)    In no event may this option or any part thereof be exercised after the expiration of five (5) years from the Date of Grant, which shall be the term of the option.
(c)    The purchase price of the shares subject to the option may be paid for (i) in cash, (ii) in the discretion of the Board, by tender of shares of Common Stock already owned by Optionee, or (iii) in the discretion of the Board, by such other method as the Board may determine.
(d)    The option may not be exercised for a fraction of a share.
(e)    The option may not be exercised if Optionee is no longer employed by the Company subject to the provisions of section 4 of this Agreement.
(f)    The option may not be exercised prior to obtaining shareholder approval and may be unwound and the outstanding options cancelled, if shareholder approval is not obtained. The option may not be exercised prior to the registration of the shares being offered under the Agreement, which registration shall be filed by the Company with the United States Securities and Exchange Commission following the Company’s next annual shareholder meeting.

(g)    The Board or the Committee shall also determine the methods by which shares of stock shall be delivered or deemed to be delivered to Optionee.
2.    Anti-Dilution Provisions. In the event that, during the term of this Agreement, there is any change in the number of shares of outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, not including any issuances of shares for consideration or capital increases by the Company, the number of shares covered by this option agreement and the price thereof shall be adjusted, to the same proportionate number of shares and price as in this original agreement.
3.    Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect.

The option may be exercised during Optionee's lifetime only by Optionee or his guardian or legal representative as set forth herein.
4.    Termination of Employment. In the event of the termination of the Employment Agreement prior to its expiration, or to the extent the Company terminates employment of Optionee, including upon death or disability, Optionee’s (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) right to exercise the option, only to the extent it was vested and he was entitled to exercise it on the date of termination of services or employment, shall continue for 90 days after such termination but not after five (5) years from the Date of Grant. If Optionee (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) does not exercise the option within 90 days following such termination of Employment, any unexercised vested option shall be null and void.
5.    Method of Exercise/Shares Issued on Exercise of Option. The option may be exercised (in whole or in part) at any time during the period specified in this Agreement, by delivering to the Secretary of the Company not less than thirty (30) days prior to the date of exercise (or such shorter period as the Company shall approve) (a) a written notice of exercise designating the number of shares to be purchased, signed by Optionee, and (b) payment of the full amount of the purchase price of the shares with respect to which the option is exercised. If the written notice of exercise is delivered by mail, or by any other means of delivery, the date of delivery and the date of exercise shall be the date the written notice is actually received by the Secretary. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares on any exercise hereof. No rights of a shareholder shall exist with respect to the Common Stock under this option as a result of the mere grant of this option.
6.    Board Administration. The Board, the Committee, or any successor or other committee authorized by the Board, subject to the express terms of this option, shall have plenary authority to interpret any provision of this option and to make any determinations necessary or advisable for the administration of this option and the exercise of the rights herein granted, and may waive or amend any provisions hereof in any manner not adversely affecting the rights granted to Optionee by the express terms hereof.
7.    Option not an Incentive Stock Option. It is intended that this option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, or otherwise qualify for any special tax benefits to Optionee.
8.    No Contract of Employment. Nothing contained in this Agreement shall be considered or construed as creating a contract of employment for any specified period of time.
9.    Restrictions on Exercise. This option may not be exercised if the issuance of Common Stock upon Optionee’s exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representations and warranty to the Company as may be required by any applicable law or regulation.

10.    Termination of Option. Notwithstanding anything to the contrary herein, this option shall not be exercisable after the expiration of the term of five (5) years from the Date of Grant, as set forth in section 1(b) hereof.
11.    Withholding upon Exercise. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this option. If the amount of any consideration payable to Optionee is insufficient to pay such taxes or if no consideration is payable to Optionee, upon request of the Company, Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this option.
12.    Severability. Any word, phrase, clause, sentence or other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.
13.    Non-Waiver of Rights. The Company’s failure to enforce at any time any of the provisions of this agreement or to require at any time performance by Optionee of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this agreement, or any part hereof, or the right of the Company thereafter to enforce each and every provision in accordance with the terms of this agreement.
14.    Entire Agreement; Amendments. No modification, amendment or waiver of any of the provisions of this agreement shall be effective unless in writing specifically referring hereto and signed by the parties hereto. This agreement supersedes all prior agreements and understandings between Optionee and the Company to the extent that any such agreements or understandings conflict with the terms of this agreement.
15.    Assignment. This agreement shall be freely assignable by the Company to and shall inure to the benefit of, and be binding upon, the Company, its successors and assigns and/or any other entity which shall succeed to the business presently being conducted by the Company.
16.    Governing Law. To the extent that Federal laws do not otherwise control, all determinations made, or actions taken pursuant hereto shall be governed by the laws of the state of New York, without regard to the conflict of laws rules thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman

OPTIONEE:
By: _____________________________

Name: Lisa Su

Title: Chief Accounting Officer

Appendix D

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made this day of March 30, 2020, by and between Travelzoo, a Delaware corporation (the "Company") and Christina Sindoni Ciocca ("Optionee").

WHEREAS, Optionee has been providing services for the Company pursuant to an Employment Agreement, as amended, by and between Optionee and the Company (“Employment Agreement”); and

WHEREAS, the Company desires to grant to Optionee the option to purchase certain shares of its stock, in accordance with the terms of this Agreement, with such option intended to be a nonstatutory stock option that is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is covenanted and agreed as follows:
1.     Grant and Terms of Option. Pursuant to action of the Board of Directors of the Company (the “Board”), the Company grants, effective March 30, 2020 (“Date of Grant”) to Optionee the option to purchase all or any part of One Hundred Thousand (100,000) shares of the common stock of the Company, par value of $0.01 each ("Common Stock"), to vest annually over a period of four (4) years as set forth in the table below, at the purchase price of $3.49 per share, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on the Date of Grant; provided, however, that the right to exercise such option shall be, and is hereby, restricted as follows:
(a)    No shares may be purchased prior to March 30, 2021. Subject to the terms of this Agreement, the 100,000 stock options shall vest annually as follows:

Vesting Date	Percentage of Stock Options Vesting
On March 30, 2021	25%
On March 30, 2022	25%
On March 30, 2023	25%
On March 30, 2024	25%
On or after March 30, 2024, during the term hereof, Optionee will become entitled to purchase the entire number of shares (100,000 shares) to which this option relates.
(b)    In no event may this option or any part thereof be exercised after the expiration of five (5) years from the Date of Grant, which shall be the term of the option.
(c)    The purchase price of the shares subject to the option may be paid for (i) in cash, (ii) in the discretion of the Board, by tender of shares of Common Stock already owned by Optionee, or (iii) in the discretion of the Board, by such other method as the Board may determine.
(d)    The option may not be exercised for a fraction of a share.
(e)    The option may not be exercised if Optionee is no longer employed by the Company subject to the provisions of section 4 of this Agreement.
(f)    The option may not be exercised prior to obtaining shareholder approval and may be unwound and the outstanding options cancelled, if shareholder approval is not obtained. The option may not be exercised prior to the registration of the shares being offered under the Agreement, which registration shall be filed by the Company with the United States Securities and Exchange Commission following the Company’s next annual shareholder meeting.

(g)    The Board or the Committee shall also determine the methods by which shares of stock shall be delivered or deemed to be delivered to Optionee.
2.    Anti-Dilution Provisions. In the event that, during the term of this Agreement, there is any change in the number of shares of outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, not including any issuances of shares for consideration or capital increases by the Company, the number of shares covered by this option agreement and the price thereof shall be adjusted, to the same proportionate number of shares and price as in this original agreement.
3.    Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect.

The option may be exercised during Optionee's lifetime only by Optionee or his guardian or legal representative as set forth herein.
4.    Termination of Employment. In the event of the termination of the Employment Agreement prior to its expiration, or to the extent the Company terminates employment of Optionee, including upon death or disability, Optionee’s (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) right to exercise the option, only to the extent it was vested and he was entitled to exercise it on the date of termination of services or employment, shall continue for 90 days after such termination but not after five (5) years from the Date of Grant. If Optionee (or, in the event of death, the legatee or legatees of Optionee under his last will, or his personal representatives or distributees) does not exercise the option within 90 days following such termination of Employment, any unexercised vested option shall be null and void.
5.    Method of Exercise/Shares Issued on Exercise of Option. The option may be exercised (in whole or in part) at any time during the period specified in this Agreement, by delivering to the Secretary of the Company not less than thirty (30) days prior to the date of exercise (or such shorter period as the Company shall approve) (a) a written notice of exercise designating the number of shares to be purchased, signed by Optionee, and (b) payment of the full amount of the purchase price of the shares with respect to which the option is exercised. If the written notice of exercise is delivered by mail, or by any other means of delivery, the date of delivery and the date of exercise shall be the date the written notice is actually received by the Secretary. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares on any exercise hereof. No rights of a shareholder shall exist with respect to the Common Stock under this option as a result of the mere grant of this option.
6.    Board Administration. The Board, the Committee, or any successor or other committee authorized by the Board, subject to the express terms of this option, shall have plenary authority to interpret any provision of this option and to make any determinations necessary or advisable for the administration of this option and the exercise of the rights herein granted, and may waive or amend any provisions hereof in any manner not adversely affecting the rights granted to Optionee by the express terms hereof.
7.    Option not an Incentive Stock Option. It is intended that this option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, or otherwise qualify for any special tax benefits to Optionee.
8.    No Contract of Employment. Nothing contained in this Agreement shall be considered or construed as creating a contract of employment for any specified period of time.
9.    Restrictions on Exercise. This option may not be exercised if the issuance of Common Stock upon Optionee’s exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representations and warranty to the Company as may be required by any applicable law or regulation.

10.    Termination of Option. Notwithstanding anything to the contrary herein, this option shall not be exercisable after the expiration of the term of five (5) years from the Date of Grant, as set forth in section 1(b) hereof.
11.    Withholding upon Exercise. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this option. If the amount of any consideration payable to Optionee is insufficient to pay such taxes or if no consideration is payable to Optionee, upon request of the Company, Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this option.
12.    Severability. Any word, phrase, clause, sentence or other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.
13.    Non-Waiver of Rights. The Company’s failure to enforce at any time any of the provisions of this agreement or to require at any time performance by Optionee of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this agreement, or any part hereof, or the right of the Company thereafter to enforce each and every provision in accordance with the terms of this agreement.
14.    Entire Agreement; Amendments. No modification, amendment or waiver of any of the provisions of this agreement shall be effective unless in writing specifically referring hereto and signed by the parties hereto. This agreement supersedes all prior agreements and understandings between Optionee and the Company to the extent that any such agreements or understandings conflict with the terms of this agreement.
15.    Assignment. This agreement shall be freely assignable by the Company to and shall inure to the benefit of, and be binding upon, the Company, its successors and assigns and/or any other entity which shall succeed to the business presently being conducted by the Company.
16.    Governing Law. To the extent that Federal laws do not otherwise control, all determinations made, or actions taken pursuant hereto shall be governed by the laws of the state of New York, without regard to the conflict of laws rules thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman

OPTIONEE:
By: _____________________________

Name: Christina Sindoni Ciocca

Title: Director and General Counsel

Appendix E-1

AMENDMENT TO
NON-QUALIFIED STOCK OPTION AGREEMENT
THIS AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT (this “Amendment”) is made this day of March 30, 2020, by and between Travelzoo, a Delaware corporation (the "Company") and Holger Bartel ("Optionee").
WHEREAS, the Company granted to Optionee options (the “Options”) to purchase 400,000 shares of common stock of the Company, par value of $0.01 each (“Common Stock”), pursuant to a Non-Qualified Stock Option Agreement, dated September 28, 2015, by and between the Company and Optionee (the “Agreement”);
WHEREAS, the Company has determined that it would be in the best interests of the Company, its stockholders and the Optionee to amend the Agreement to reflect a re-pricing of the exercise price of the Options to the fair market value of the Common Stock determined as the official NASDAQ closing share price on the date hereof and to reflect an increase in the number of the Options granted pursuant to the Option Agreement, in each case, subject to shareholder approval;
WHEREAS, the Company and the Optionee desire to amend the Agreement to reflect the amendment described above; and
WHEREAS, the Agreement may be amended by a written agreement duly executed by a duly authorized representative of the Company and Optionee.
NOW, THEREFORE, in consideration of the foregoing, the Company and the Optionee, intending to be legally bound, hereby amend the Agreement as follows:

1.	Any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement.

2.
Pursuant to action of the Board, the purchase price of $8.07 per share under the Options, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on September 28, 2015, shall be replaced with the purchase price of $3.49 per share (the “Exercise Price”), which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on March 30, 2020 (the “Repricing”); provided, that such Repricing shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

3.
Pursuant to action of the Board, the Optionee shall have the right to purchase an additional Four Hundred Thousand (400,000) shares of Common Stock (Eight Hundred Thousand (800,000) shares of Common Stock in the aggregate) pursuant to the Agreement, to vest quarterly following the same schedule as set forth in the Agreement (the “Grant Increase”); provided, that such Grant Increase shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

4.
Optionee acknowledges and agrees that no vested Options granted pursuant to the Agreement can be exercised at the Exercise Price and no additional Options granted pursuant to the Grant Increase can be exercised, in each case, prior to obtaining shareholder approval for this Amendment and that this Amendment can be unwound and the Repricing and Grant Increase cancelled, if approval is not obtained at the Company’s 2020 Annual Meeting of Stockholders.

5.	Except as expressly modified herein, the Agreement shall remain unmodified.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Christina Sindoni Ciocca
Title: Director and General Counsel

OPTIONEE:
By: _____________________________

Name: Holger Bartel

Title: Global Chief Executive Officer

Appendix E-2

AMENDMENT TO
NON-QUALIFIED STOCK OPTION AGREEMENT
THIS AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT (this “Amendment”) is made this day of March 30, 2020, by and between Travelzoo, a Delaware corporation (the "Company") and Holger Bartel ("Optionee").
WHEREAS, the Company granted to Optionee options (the “Options”) to purchase 400,000 shares of common stock of the Company, par value of $0.01 each (“Common Stock”), pursuant to a Non-Qualified Stock Option Agreement, dated October 30, 2017, by and between the Company and Optionee (the “Agreement”);
WHEREAS, Optionee exercised 250,000 Options on March 31, 2019;
WHEREAS, the Company has determined that it would be in the best interests of the Company, its stockholders and the Optionee to amend the Agreement to reflect a re-pricing of the exercise price of the unexercised Options to the fair market value of the Common Stock determined as the official NASDAQ closing share price on the date hereof and to reflect an increase in the number of the Options granted pursuant to the Option Agreement, in each case, subject to shareholder approval;
WHEREAS, the Company and the Optionee desire to amend the Agreement to reflect the amendment described above; and
WHEREAS, the Agreement may be amended by a written agreement duly executed by a duly authorized representative of the Company and Optionee.
NOW, THEREFORE, in consideration of the foregoing, the Company and the Optionee, intending to be legally bound, hereby amend the Agreement as follows:

1.	Any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement.

2.
Pursuant to action of the Board, the purchase price of $6.95 per share under the unexercised Options, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on October 30, 2017, shall be replaced with the purchase price of $3.49 per share (the “Exercise Price”), which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on March 30, 2020 (the “Repricing”); provided, that such Repricing shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

3.
Pursuant to action of the Board, the Optionee shall have the right to purchase an additional One Hundred Fifty Thousand (150,000) shares of Common Stock (Three Hundred Thousand (300,000) shares of Common Stock in the aggregate) pursuant to the Agreement, to vest quarterly following the same schedule as set forth in the Agreement (the “Grant Increase”); provided, that such Grant Increase shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

4.
Optionee acknowledges and agrees that once shareholder approval has been obtained the Repricing would apply only to unexercised Options and would have no effect on any Options that have been previously exercised.

5.
Optionee acknowledges and agrees that no vested Options granted pursuant to the Agreement can be exercised at the Exercise Price and no additional Options granted pursuant to the Grant Increase can be exercised, in each case, prior to obtaining shareholder approval for this Amendment and that this Amendment can be unwound and the Repricing and Grant Increase cancelled, if approval is not obtained at the Company’s 2020 Annual Meeting of Stockholders.

6.	Except as expressly modified herein, the Agreement shall remain unmodified.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Christina Sindoni Ciocca
Title: Director and General Counsel

OPTIONEE:
By: _____________________________

Name: Holger Bartel

Title: Global Chief Executive Officer

Appendix E-3

AMENDMENT TO
NON-QUALIFIED STOCK OPTION AGREEMENT
THIS AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT (this “Amendment”) is made this day of March 30, 2020, by and between Travelzoo, a Delaware corporation (the "Company") and Holger Bartel ("Optionee").
WHEREAS, the Company granted to Optionee options (the “Options”) to purchase 400,000 shares of common stock of the Company, par value of $0.01 each (“Common Stock”), pursuant to a Non-Qualified Stock Option Agreement, dated September 5, 2019, by and between the Company and Optionee (the “Agreement”);
WHEREAS, the Company has determined that it would be in the best interests of the Company, its stockholders and the Optionee to amend the Agreement to reflect a re-pricing of the exercise price of the Options to the fair market value of the Common Stock determined as the official NASDAQ closing share price on the date hereof and to reflect an increase in the number of the Options granted pursuant to the Option Agreement, in each case, subject to shareholder approval;
WHEREAS, the Company and the Optionee desire to amend the Agreement to reflect the amendment described above; and
WHEREAS, the Agreement may be amended by a written agreement duly executed by a duly authorized representative of the Company and Optionee.
NOW, THEREFORE, in consideration of the foregoing, the Company and the Optionee, intending to be legally bound, hereby amend the Agreement as follows:

1.	Any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement.

2.
Pursuant to action of the Board, the purchase price of $10.79 per share under the Options, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on September 5, 2019, shall be replaced with the purchase price of $3.49 per share (the “Exercise Price”), which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on March 30, 2020 (the “Repricing”); provided, that such Repricing shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

3.
Pursuant to action of the Board, the Optionee shall have the right to purchase an additional Four Hundred Thousand (400,000) shares of Common Stock (Eight Hundred Thousand (800,000) shares of Common Stock in the aggregate) pursuant to the Agreement, to vest quarterly following the same schedule as set forth in the Agreement (the “Grant Increase”); provided, that such Grant Increase shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

4.
Optionee acknowledges and agrees that no Options granted pursuant to the Agreement and no additional Options granted pursuant to this Amendment can be exercised, in each case, prior to obtaining shareholder approval for the Agreement and for this Amendment and that the Agreement and this Amendment can be unwound and the Options, the Repricing and the Grant Increase cancelled, if approval is not obtained at the Company’s 2020 Annual Meeting of Stockholders.

5.	Except as expressly modified herein, the Agreement shall remain unmodified.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Christina Sindoni Ciocca
Title: Director and General Counsel

OPTIONEE:
By: _____________________________

Name: Holger Bartel

Title: Global Chief Executive Officer

Appendix F-1

AMENDMENT TO
NON-QUALIFIED STOCK OPTION AGREEMENT
THIS AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT (this “Amendment”) is made this day of March 30, 2020, by and between Travelzoo, a Delaware corporation (the "Company") and Christian Smart ("Optionee").
WHEREAS, the Company granted to Optionee options (the “Options”) to purchase 50,000 shares of common stock of the Company, par value of $0.01 each (“Common Stock”), pursuant to a Non-Qualified Stock Option Agreement, dated September 5, 2019, by and between the Company and Optionee (the “Agreement”);
WHEREAS, the Company has determined that it would be in the best interests of the Company, its stockholders and the Optionee to amend the Agreement to reflect a re-pricing of the exercise price of the Options to the fair market value of the Common Stock determined as the official NASDAQ closing share price on the date hereof and to reflect an increase in the number of the Options granted pursuant to the Option Agreement, in each case, subject to shareholder approval;
WHEREAS, the Company and the Optionee desire to amend the Agreement to reflect the amendments described above; and
WHEREAS, the Agreement may be amended by a written agreement duly executed by a duly authorized representative of the Company and Optionee.
NOW, THEREFORE, in consideration of the foregoing, the Company and the Optionee, intending to be legally bound, hereby amend the Agreement as follows:

1.	Any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement.

2.
Pursuant to action of the Board, the purchase price of $10.79 per share under the Options, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on September 5, 2019, shall be replaced with the purchase price of $3.49 per share (the “Exercise Price”), which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on March 30, 2020 (the “Repricing”); provided, that such Repricing shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

3.
Pursuant to action of the Board, the Optionee shall have the right to purchase an additional Fifty Thousand (50,000) shares of Common Stock (One Hundred Thousand (100,000) shares of Common Stock in the aggregate) pursuant to the Agreement, to vest annually following the same schedule as set forth in the Agreement (the “Grant Increase”); provided, that such Grant Increase shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

4.
Optionee acknowledges and agrees that no Options granted pursuant to the Agreement and no additional Options granted pursuant to this Amendment can be exercised, in each case, prior to obtaining shareholder approval for the Agreement and for this Amendment and that the Agreement and this Amendment can be unwound and the Options, the Repricing and the Grant Increase cancelled, if approval is not obtained at the Company’s 2020 Annual Meeting of Stockholders.

5.	Except as expressly modified herein, the Agreement shall remain unmodified.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman

OPTIONEE:
By: _____________________________

Name: Christian Smart

Title: General Manager, Germany

Appendix F-2

AMENDMENT TO
NON-QUALIFIED STOCK OPTION AGREEMENT
THIS AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT (this “Amendment”) is made this day of March 30, 2020, by and between Travelzoo, a Delaware corporation (the "Company") and James Clarke ("Optionee").
WHEREAS, the Company granted to Optionee options (the “Options”) to purchase 50,000 shares of common stock of the Company, par value of $0.01 each (“Common Stock”), pursuant to a Non-Qualified Stock Option Agreement, dated September 5, 2019, by and between the Company and Optionee (the “Agreement”);
WHEREAS, the Company has determined that it would be in the best interests of the Company, its stockholders and the Optionee to amend the Agreement to reflect a re-pricing of the exercise price of the Options to the fair market value of the Common Stock determined as the official NASDAQ closing share price on the date hereof and to reflect an increase in the number of the Options granted pursuant to the Option Agreement, in each case, subject to shareholder approval;
WHEREAS, the Company and the Optionee desire to amend the Agreement to reflect the amendment described above; and
WHEREAS, the Agreement may be amended by a written agreement duly executed by a duly authorized representative of the Company and Optionee.
NOW, THEREFORE, in consideration of the foregoing, the Company and the Optionee, intending to be legally bound, hereby amend the Agreement as follows:

1.	Any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement.

2.
Pursuant to action of the Board, the purchase price of $10.79 per share under the Options, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on September 5, 2019, shall be replaced with the purchase price of $3.49 per share (the “Exercise Price”), which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on March 30, 2020 (the “Repricing”); provided, that such Repricing shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

3.
Pursuant to action of the Board, the Optionee shall have the right to purchase an additional Fifty Thousand (50,000) shares of Common Stock (One Hundred Thousand (100,000) shares of Common Stock in the aggregate) pursuant to the Agreement, to vest annually following the same schedule as set forth in the Agreement (the “Grant Increase”); provided, that such Grant Increase shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

4.
Optionee acknowledges and agrees that no Options granted pursuant to the Agreement and no additional Options granted pursuant to this Amendment can be exercised, in each case, prior to obtaining shareholder approval for the Agreement and for this Amendment and that the Agreement and this Amendment can be unwound and the Options, the Repricing and the Grant Increase cancelled, if approval is not obtained at the Company’s 2020 Annual Meeting of Stockholders.

5.	Except as expressly modified herein, the Agreement shall remain unmodified.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman

OPTIONEE:
By: _____________________________

Name: James Clarke

Title: General Manager, U.K.

Appendix F-3

AMENDMENT TO
NON-QUALIFIED STOCK OPTION AGREEMENT
THIS AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT (this “Amendment”) is made this day of March 30, 2020, by and between Travelzoo, a Delaware corporation (the "Company") and Lara Barlow ("Optionee").
WHEREAS, the Company granted to Optionee options (the “Options”) to purchase 50,000 shares of common stock of the Company, par value of $0.01 each (“Common Stock”), pursuant to a Non-Qualified Stock Option Agreement, dated September 5, 2019, by and between the Company and Optionee (the “Agreement”);
WHEREAS, the Company has determined that it would be in the best interests of the Company, its stockholders and the Optionee to amend the Agreement to reflect a re-pricing of the exercise price of the Options to the fair market value of the Common Stock determined as the official NASDAQ closing share price on the date hereof and to reflect an increase in the number of the Options granted pursuant to the Option Agreement, in each case, subject to shareholder approval;
WHEREAS, the Company and the Optionee desire to amend the Agreement to reflect the amendment described above; and
WHEREAS, the Agreement may be amended by a written agreement duly executed by a duly authorized representative of the Company and Optionee.
NOW, THEREFORE, in consideration of the foregoing, the Company and the Optionee, intending to be legally bound, hereby amend the Agreement as follows:

1.	Any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement.

2.
Pursuant to action of the Board, the purchase price of $10.79 per share under the Options, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on September 5, 2019, shall be replaced with the purchase price of $3.49 per share (the “Exercise Price”), which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on March 30, 2020 (the “Repricing”); provided, that such Repricing shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

3.
Pursuant to action of the Board, the Optionee shall have the right to purchase an additional Fifty Thousand (50,000) shares of Common Stock (One Hundred Thousand (100,000) shares of Common Stock in the aggregate) pursuant to the Agreement, to vest annually following the same schedule as set forth in the Agreement (the “Grant Increase”); provided, that such Grant Increase shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

4.
Optionee acknowledges and agrees that no Options granted pursuant to the Agreement and no additional Options granted pursuant to this Amendment can be exercised, in each case, prior to obtaining shareholder approval for the Agreement and for this Amendment and that the Agreement and this Amendment can be unwound and the Options, the Repricing and the Grant Increase cancelled, if approval is not obtained at the Company’s 2020 Annual Meeting of Stockholders.

5.	Except as expressly modified herein, the Agreement shall remain unmodified.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman

OPTIONEE:
By: _____________________________

Name: Lara Barlow

Title: General Manager, U.S.

Appendix F-4

AMENDMENT TO
NON-QUALIFIED STOCK OPTION AGREEMENT
THIS AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT (this “Amendment”) is made this day of March 30, 2020, by and between Travelzoo, a Delaware corporation (the "Company") and Nancy Faure ("Optionee").
WHEREAS, the Company granted to Optionee options (the “Options”) to purchase 50,000 shares of common stock of the Company, par value of $0.01 each (“Common Stock”), pursuant to a Non-Qualified Stock Option Agreement, dated September 5, 2019, by and between the Company and Optionee (the “Agreement”);
WHEREAS, the Company has determined that it would be in the best interests of the Company, its stockholders and the Optionee to amend the Agreement to reflect a re-pricing of the exercise price of the Options to the fair market value of the Common Stock determined as the official NASDAQ closing share price on the date hereof and to reflect an increase in the number of the Options granted pursuant to the Option Agreement, in each case, subject to shareholder approval;
WHEREAS, the Company and the Optionee desire to amend the Agreement to reflect the amendment described above; and
WHEREAS, the Agreement may be amended by a written agreement duly executed by a duly authorized representative of the Company and Optionee.
NOW, THEREFORE, in consideration of the foregoing, the Company and the Optionee, intending to be legally bound, hereby amend the Agreement as follows:

1.	Any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement.

2.
Pursuant to action of the Board, the purchase price of $10.79 per share under the Options, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on September 5, 2019, shall be replaced with the purchase price of $3.49 per share (the “Exercise Price”), which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on March 30, 2020 (the “Repricing”); provided, that such Repricing shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

3.
Pursuant to action of the Board, the Optionee shall have the right to purchase an additional Fifty Thousand (50,000) shares of Common Stock (One Hundred Thousand (100,000) shares of Common Stock in the aggregate) pursuant to the Agreement, to vest annually following the same schedule as set forth in the Agreement (the “Grant Increase”); provided, that such Grant Increase shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

4.
Optionee acknowledges and agrees that no Options granted pursuant to the Agreement and no additional Options granted pursuant to this Amendment can be exercised, in each case, prior to obtaining shareholder approval for the Agreement and for this Amendment and that the Agreement and this Amendment can be unwound and the Options, the Repricing and the Grant Increase cancelled, if approval is not obtained at the Company’s 2020 Annual Meeting of Stockholders.

5.	Except as expressly modified herein, the Agreement shall remain unmodified.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman

OPTIONEE:
By: _____________________________

Name: Nancy Faure

Title: General Manager, France

Appendix F-5

AMENDMENT TO
NON-QUALIFIED STOCK OPTION AGREEMENT
THIS AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT (this “Amendment”) is made this day of March 30, 2020, by and between Travelzoo, a Delaware corporation (the "Company") and Stephan Keschelis ("Optionee").
WHEREAS, the Company granted to Optionee options (the “Options”) to purchase 50,000 shares of common stock of the Company, par value of $0.01 each (“Common Stock”), pursuant to a Non-Qualified Stock Option Agreement, dated September 5, 2019, by and between the Company and Optionee (the “Agreement”);
WHEREAS, the Company has determined that it would be in the best interests of the Company, its stockholders and the Optionee to amend the Agreement to reflect a re-pricing of the exercise price of the Options to the fair market value of the Common Stock determined as the official NASDAQ closing share price on the date hereof and to reflect an increase in the number of the Options granted pursuant to the Option Agreement, in each case, subject to shareholder approval;
WHEREAS, the Company and the Optionee desire to amend the Agreement to reflect the amendment described above; and
WHEREAS, the Agreement may be amended by a written agreement duly executed by a duly authorized representative of the Company and Optionee.
NOW, THEREFORE, in consideration of the foregoing, the Company and the Optionee, intending to be legally bound, hereby amend the Agreement as follows:

1.	Any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement.

2.
Pursuant to action of the Board, the purchase price of $10.79 per share under the Options, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on September 5, 2019, shall be replaced with the purchase price of $3.49 per share (the “Exercise Price”), which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on March 30, 2020 (the “Repricing”); provided, that such Repricing shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

3.
Pursuant to action of the Board, the Optionee shall have the right to purchase an additional Fifty Thousand (50,000) shares of Common Stock (One Hundred Thousand (100,000) shares of Common Stock in the aggregate) pursuant to the Agreement, to vest annually following the same schedule as set forth in the Agreement (the “Grant Increase”); provided, that such Grant Increase shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

4.
Optionee acknowledges and agrees that no Options granted pursuant to the Agreement and no additional Options granted pursuant to this Amendment can be exercised, in each case, prior to obtaining shareholder approval for the Agreement and for this Amendment and that the Agreement and this Amendment can be unwound and the Options, the Repricing and the Grant Increase cancelled, if approval is not obtained at the Company’s 2020 Annual Meeting of Stockholders.

5.	Except as expressly modified herein, the Agreement shall remain unmodified.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman

OPTIONEE:
By: _____________________________

Name: Stephan Keschelis

Title: General Manager, Spain

Appendix F-6

AMENDMENT TO
NON-QUALIFIED STOCK OPTION AGREEMENT
THIS AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT (this “Amendment”) is made this day of March 30, 2020, by and between Travelzoo, a Delaware corporation (the "Company") and Sonja Haas ("Optionee").
WHEREAS, the Company granted to Optionee options (the “Options”) to purchase 50,000 shares of common stock of the Company, par value of $0.01 each (“Common Stock”), pursuant to a Non-Qualified Stock Option Agreement, dated September 5, 2019, by and between the Company and Optionee (the “Agreement”);
WHEREAS, the Company has determined that it would be in the best interests of the Company, its stockholders and the Optionee to amend the Agreement to reflect a re-pricing of the exercise price of the Options to the fair market value of the Common Stock determined as the official NASDAQ closing share price on the date hereof and to reflect an increase in the number of the Options granted pursuant to the Option Agreement, in each case, subject to shareholder approval;
WHEREAS, the Company and the Optionee desire to amend the Agreement to reflect the amendment described above; and
WHEREAS, the Agreement may be amended by a written agreement duly executed by a duly authorized representative of the Company and Optionee.
NOW, THEREFORE, in consideration of the foregoing, the Company and the Optionee, intending to be legally bound, hereby amend the Agreement as follows:

1.	Any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement.

2.
Pursuant to action of the Board, the purchase price of $10.79 per share under the Options, which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on September 5, 2019, shall be replaced with the purchase price of $3.49 per share (the “Exercise Price”), which is the fair market value of the Common Stock determined as the official NASDAQ closing share price on March 30, 2020 (the “Repricing”); provided, that such Repricing shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

3.
Pursuant to action of the Board, the Optionee shall have the right to purchase an additional Fifty Thousand (50,000) shares of Common Stock (One Hundred Thousand (100,000) shares of Common Stock in the aggregate) pursuant to the Agreement, to vest annually following the same schedule as set forth in the Agreement (the “Grant Increase”); provided, that such Grant Increase shall be subject to approval at the Company’s 2020 Annual Meeting of Stockholders.

4.
Optionee acknowledges and agrees that no Options granted pursuant to the Agreement and no additional Options granted pursuant to this Amendment can be exercised, in each case, prior to obtaining shareholder approval for the Agreement and for this Amendment and that the Agreement and this Amendment can be unwound and the Options, the Repricing and the Grant Increase cancelled, if approval is not obtained at the Company’s 2020 Annual Meeting of Stockholders.

5.	Except as expressly modified herein, the Agreement shall remain unmodified.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

COMPANY:
TRAVELZOO
By: _____________________________
Name: Ralph Bartel
Title: Chairman

OPTIONEE:
By: _____________________________

Name: Sonja Haas

Title: Global Head of Human Resources